SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

EPOD INTERNATIONAL INC.
(Name of Registrant as Specified in its Charter)

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EPOD INTERNATIONAL INC.
#5 – 215 Neave Road
Kelowna, British Columbia V1V 2L9
Tel: (250) 807-2211

NOTICE OF ACTION TO BE TAKEN
PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

November ●, 2007

To Our Stockholders:

NOTICE IS HEREBY GIVEN that holders of a majority of the outstanding shares of the common stock of EPOD INTERNATIONAL INC. (the “Company”) have, by written consent in lieu of a special meeting of the Stockholders of the Company, approved the following corporate actions (the “Corporate Actions”):

1.

To confirm, ratify and approve the sale of all of the Company’s assets to 0805047 B.C. Ltd.  (“B.C.Co”) in exchange for common shares in the capital of B.C.Co; and

2.

To confirm, ratify and approve the dissolution of the Company.

The Corporate Actions were approved by resolution of the Board of Directors of the Company on November 13, 2007. The Company’s Board of Directors fixed November 1, 2007 as the record date for determining the holders of the Company’s voting stock entitled to notice and receipt of this Information Statement.  The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of its common stock.

No further action by the Company’s Stockholders is required. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Corporate Actions cannot become effective until twenty (20) days after the date this Information Statement is mailed to the Company’s Stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE NOT REQUESTED TO SEND US A PROXY

This enclosed Information Statement is first being sent to Stockholders on or about November ●, 2007 (the “Mailing Date”).  It is being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Corporate Actions.

By Order of the Board of Directors of
EPOD INTERNATIONAL INC.,

/s/ Michael Matvieshen
Michael Matvieshen
Chairman

EPOD INTERNATIONAL INC.
#5 – 215 Neave Road
Kelowna, British Columbia V1V 2L9
Tel: (250) 807-2211

PRELIMINARY INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement has been filed with the United States Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock (the “Common Shares”), of EPOD INTERNATIONAL INC., a Nevada corporation (the “Company”). The purpose of this Information Statement is to provide notice that Stockholders of the Company, holding an aggregate of 61,281,918 Common Shares, or approximately 77% of the issued and outstanding Common Shares as of November 1, 2007 approved by written consent of the Stockholders in lieu of a meeting, a copy of which is attached hereto as Exhibit A, the following corporate actions (the “Corporate Actions”):

1.

The sale of all of the Company’s assets to 0805047 B.C. Ltd., a British Columbia corporation (“B.C.Co”), in exchange for the issuance to the Company of 79,102,257  common shares of B.C.Co (the “Asset Sale”), or such greater number of common shares of B.C.Co as are equal to the number of issued and outstanding shares of common stock of the Company on the date of the Asset Sale; and

2.

The dissolution of the Company (the “Dissolution”).

The Company is distributing this Information Statement to its Stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes.  The Company will not take any additional action with respect to the receipt of the written consents, and no dissenters’ rights under the Nevada Revised Statutes are afforded to the Company’s Stockholders as a result of the adoption of the Corporate Actions.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of its common stock. This Information Statement will be sent out on or about November ●, 2007 (the “Mailing Date”) to the Stockholders of the Company as of the Record Date (as defined below).

The Asset Sale is being conducted as part of a Reorganization between the Company and B.C.Co.  As consideration for receiving all of the Company’s assets, B.C.Co will issue to the Company 79,102,257 common shares of B.C.Co (the “B.C.Co Shares”), or such greater number of common shares of B.C.Co as are equal to the number of issued and outstanding shares of common stock of the Company on the date of the Asset Sale. Pursuant to the terms of the Reorganization, the Company will then dissolve and distribute, in final liquidation its only remaining asset, the B.C.Co Shares, to the Company’s stockholders.  For the background and reasons for the Asset Sale, see the section entitled “Action 1 - Asset Sale” below.  For the background and reasons for the Dissolution see the section entitled “Action 2 - Dissolution” below.

EFFECTIVE DATE

Under Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”), the Corporate Actions cannot become effective until twenty (20) days after the Mailing Date. The Company is not seeking written consent from any of its stockholders, other than the consent resolution passed by the stockholders holding a majority of the Company’s Common Shares described above, and the remaining stockholders will not be given an opportunity to vote with respect to the Corporate Actions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

1.

Advising stockholders of the Corporate Actions to be taken by written consent; and

2.

Giving stockholders advance notice of the Corporate Actions to be taken, as required by the Exchange Act.

Stockholders who are not afforded an opportunity to consent or otherwise vote with respect to the proposed actions to be taken have no right under Nevada law to dissent or require a vote of all the Company’s Stockholders.

ACTION TAKEN BY WRITTEN CONSENT

The Corporate Actions have been authorized by written consent of Stockholders holding a majority of the Company’s Common Shares without a meeting. Pursuant to Nevada Revised Statutes Section 78.320, unless otherwise provided in the Company’s Articles of Incorporation or the Bylaws, any action required or permitted to be taken at a meeting of the Stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.  Pursuant to Nevada Revised Statutes Section 78.390, and the Company’s Articles of Incorporation and Bylaws, a majority of the voting power is required to approve the Corporate Actions.  To eliminate the costs and management time involved in holding a special meeting, the Board of Directors determined to proceed with the Corporate Actions and obtained the written consent of stockholders holding a majority of the voting power of the Company.

OUTSTANDING VOTING STOCK OF THE COMPANY

The Board of Directors of the Company has fixed the close of business on November 1, 2007 as the record date for determining the Stockholders entitled to approve the Corporate Actions and to receive copies of this Information Statement (the “Record Date”).  As of the Record Date, there were 79,102,257 Common Shares issued and outstanding.  The Common Shares constitute the sole outstanding class of the Company’s voting securities.  As at the date hereof, the Company has not issued any preferred stock.  Each Common Share entitles the holder thereof to one vote on all matters submitted to Stockholders.

REORGANIZATION OF THE COMPANY

On November 13, 2007, the Board of Directors approved the reorganization of the Company pursuant to the terms of a Reorganization Agreement dated November 16, 2007 between the Company and B.C.Co, a copy of which is attached as Exhibit B hereto (the “Reorganization Agreement”).  The principal components of the transactions contemplated pursuant to the Reorganization Agreement (the “Reorganization”) are as follows:

1.

Certain Canadian stockholders of the Company agree to exchange their shares of the Company for the same number of shares of B.C.Co, whereby following such exchange, such persons cease to be Stockholders of the Company.

2.

The Asset Sale, whereby the Company agrees to sell substantially all of its assets, and assign substantially all of its liabilities to B.C.Co in exchange for B.C.Co issuing to the Company 79,102,257 B.C.Co Shares, or such greater number of common shares of B.C.Co as are equal to the number of issued and outstanding shares of common stock of the Company on the date of the Asset Sale.

3.

The Dissolution, whereby the Company dissolves and distributes, in final liquidation of the Company, all of the common shares of B.C.Co issued to the Company in the Asset Sale, to its remaining Stockholders, pro rata, in accordance with their respective ownership interest in the Company.  The B.C.Co Shares distributed to B.C.Co (which are being distributed to B.C.Co by virtue of B.C.Co obtaining Common Shares of the Company from certain existing Shareholders of the Company in the first step of the Reorganization) will be immediately cancelled by B.C.Co.  Following the Dissolution, each stockholder of the Company will own instead the same number of shares of, and percentage interest in, B.C.Co as that held in the Company.

Purpose of the Reorganization in British Columbia, Canada

The purpose of the Reorganization is to carry on the business of the Company through B.C.Co, a company incorporated on October 10, 2007 under the laws of British Columbia, a province of Canada.  The predominant goal is to operate the business of the Company through a British Columbia entity, where the Company has its principal offices and conducts its operations. Furthermore, the Company believes that the Reorganization may enable the Company to benefit from Canadian investor interest in Canadian companies.

In connection with the Reorganization into B.C.Co, the Company has filed a Form 15 with the Securities and Exchange Commission to terminate the registration of the Company under the Securities Exchange Act of 1934, amended (the “U.S. Exchange Act”). The Company believes that the termination of registration in the United States will reduce the costs and expenses associated with compliance with the U.S. Exchange Act and permit the Company to focus on its operations, as well as to possibly provide the Company with better access to the Canadian capital markets.

Certain United States Federal Income Tax Consequences

The following summary describes, as of the date of this Information Statement, certain material U.S. federal income tax considerations applicable to U.S. Stockholders and Non-U.S. Stockholders (collectively, the “Stockholders”), as defined below, with respect to the Asset Sale, Dissolution and related transactions (the “Transactions”).  Such summary is based on facts described in the Reorganization Agreement and Asset Purchase Agreement.  This summary is directed only to Stockholders of Common Shares of the Company.

This summary is of a general nature only and does not address all tax issues that may be faced by Stockholders or any other party to the Transactions.  This summary is not intended to be legal or tax advice to any Stockholder and each Stockholder should consult his or her own tax advisor in determining tax consequences of the Transactions described in this Information Statement.  No legal opinions or ruling of any taxing authority on the tax consequences will be obtained on behalf of the Stockholders, the Company, or B.C.Co.

This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as currently in effect, and all subject to change or differing interpretations, possibly on a retroactive basis.  This summary addresses only certain U.S. federal income tax consequences, and does not address any U.S. federal estate or gift tax, nor state, local or non-U.S. (“foreign”) tax considerations.

For purposes of this summary, a “U.S. Stockholder” means an owner of Common Shares of the Company who is a citizen or individual resident (as defined under United States tax laws) of the United States; a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States or of any political subdivision thereof; an estate the income of which is taxable in the United States irrespective of source; or a trust if (a) a court within the United States is able to exercise primary supervision over the trust’s administration and one or more United States persons have the authority to control all of the substantial decisions or (b) the trust was in existence on August 20, 1996 and has properly elected to continue to be treated as a United States person.  This summary does not address the tax consequences to, and “U.S. Stockholder” does not include, persons subject to special U.S. tax provisions, such as tax-exempt persons or organizations; qualified retirement plans, individual retirement accounts and other tax-deferred accounts; broker-dealers; persons who hold Common Shares as part of a straddle, hedging or conversion transaction; and persons who acquire their Common Shares as compensation for services.

For purposes of this summary, a “Non-U.S. Stockholder” means a person other than a U.S. Stockholder and other than those persons subject to special U.S. tax rules, as noted above, or otherwise, such as non-U.S. Stockholders that are expatriates, controlled foreign corporations or passive foreign investment companies.

This summary is limited to Stockholders who own Common Shares as capital assets and who hold the Common Shares directly (e.g., not through an intermediary entity such as a corporation, partnership, or limited liability company).  This summary does not address the consequences to a person or entity of the ownership, exercise or disposition of any options, warrants or other rights to acquire Common Shares.

Circular 230 Disclosure

Any tax statement made herein regarding any U.S. federal tax is not intended or written to be used, and cannot be used, by any taxpayer for purposes of avoiding any penalties.  Any such statement herein is written in connection with the marketing or promotion of the transaction to which the statement relates.  Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

Taxation of the Stockholders

Summary

The Transactions may be treated, in the aggregate, as either a taxable distribution on, or as a taxable disposition of, the Common Shares owned by a Stockholder.  Moreover, certain U.S. federal anti-deferral tax regimes may apply to U.S. Stockholders that hold B.C.Co Shares after the Transactions.

Taxation of Non-U.S. Stockholders

If the Transactions are Characterized as a Taxable Distribution

If the Transactions, as a whole, are characterized as a taxable distribution, the gross amount of such distribution by the Company with respect to the Common Shares is subject to a 30% U.S. federal withholding tax if paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), which rate may be reduced by an applicable income tax treaty.  To the extent that the amount of any distribution exceeds the Company’s current and accumulated earnings and profits for a taxable year, the distribution is treated as a tax-free return of capital to the extent of the Non-U.S. Stockholder’s adjusted tax basis in the Common Shares.  Then, to the extent that such distribution exceeds the Non-U.S. Stockholder’s adjusted tax basis in the Common Shares, it is taxed as a capital gain, the tax consequences of which are described below under “-If the Transactions are Characterized as a Taxable Disposition.”  This characterization of distributions for United States federal income tax purposes may be very different from the characterization of the distributions for foreign tax purposes.

If the Transactions are Characterized as a Taxable Disposition

If the Transactions, as a whole, are characterized as a taxable sale, exchange or other disposition of a Common Share (“disposition”), any gain realized upon the disposition generally is not subject to U.S. federal income tax unless:

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such gain is effectively connected with such Non-U.S. Stockholder’s conduct of a trade or business in the U.S. (including if the Company is a “United States Real Property Holding Company” under the Code), or

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such Non-U.S. Stockholder is an individual present in the U.S. for 183 days or more in the taxable year of such disposition, and has a “tax home” in the U.S.

If a Non-U.S. Stockholder is an individual and is described in the first bullet above, such shareholder is subject to tax on any gain derived from the disposition at regular graduated U.S. federal income tax rates.  If a Non-U.S. Stockholder is an individual and is described in the second bullet above, such holder is subject to a flat 30% tax on any gain derived from the disposition, which may be reduced under an applicable income tax treaty and which may be offset by U.S. source capital losses.  If a Non-U.S. Stockholder is a corporation and is described in the first bullet above, such holder is subject to tax on any gain under regular graduated U.S. federal income tax rates and, in addition, may be subject to a 30% branch profits tax (or a lesser rate under an applicable income tax treaty) on such holder's effectively connected earnings and profits for the taxable year.

Taxation of U.S. Stockholders

If the Transactions are Characterized as a Taxable Distribution

If the Transactions, as a whole, are characterized as a taxable distribution, the gross amount of any distribution by the Company with respect to Common Shares generally would be included in the gross income of a U.S. Stockholder as dividend income to the extent such distribution is paid out of current or accumulated earnings and profits of the Company, as determined under United States federal income tax principles.  To the extent that the amount of any distribution exceeds the Company’s current and accumulated earnings and profits for a taxable year, the distribution is treated as a tax-free return of capital to the extent of the U.S. Stockholder’s adjusted tax basis in the Common Shares. Then, to the extent that such distribution exceeds the U.S. Stockholder’s adjusted tax basis in the Common Shares, it is taxed as a capital gain, as described below under “-If the Transactions are Characterized as a Taxable Disposition.”

Dividends received by non-corporate U.S. Stockholders may be subject to United States federal income tax at lower rates (generally 15%) than other types of ordinary income in taxable years beginning on or before December 31, 2010, if certain conditions are met.  In the case of U.S. Stockholders that are corporations, distributions from the Corporation are not subject to a favorable tax rate and generally are not eligible for the dividends received deduction.

If the Transactions are Characterized as a Taxable Disposition

Gain or loss, if any, realized by a U.S. Stockholder on the disposition of Common Shares generally is subject to United States federal income taxation as capital gain or loss in an amount equal to the difference between the U.S. Stockholder’s adjusted tax basis in the Common Shares and the amount realized on the disposition.  Net capital gain (i.e., capital gain in excess of capital loss) recognized by a non-corporate U.S. Stockholder upon a disposition of Common Shares that have been held for more than one year is generally subject to a maximum United States federal income tax rate of 15%, under present law.  Deductions for capital losses are subject to limitations.

Application of U.S. Anti-Deferral Regimes to the B.C.Co Shares

For U.S. Stockholders, there are two regimes applicable to foreign corporations under United States federal income tax law that potentially may apply to B.C.Co - the “controlled foreign corporation” (“CFC”) regime and the “passive foreign investment company” (“PFIC”) regime.

Generally, a foreign corporation is not a CFC unless more than fifty% (by vote or value) of its stock is owned by “U.S. Stockholders” (generally, United States owners with ten% or more of the votes of the foreign corporation).  If the Company were a CFC, the United States federal tax consequences summarized herein could be materially and adversely different.

PFIC status is not conditioned on a certain level of ownership of the foreign corporation by United States persons.  The Company or any non-U.S. subsidiary (“Related Entity”) would be considered a PFIC if during any taxable year, 75% or more of its gross income consists of certain types of “passive” income, or if the average value during a taxable year of its “passive assets” (generally, assets that generate passive income) is 50% or more of the average value of all assets held by it.  Passive income generally includes items such as dividends, interest, rents and royalties, although there are various “look through” rules that treat dividends from related persons, for example, as non-passive under certain conditions.  Passive assets include those giving rise to passive income, including working capital and cash or short-term investments on hand.

If the Company is classified as a PFIC, a U.S. Stockholder is subject to an increased United States federal income tax liability in respect of gain recognized on the disposition of his or her B.C.Co Shares or upon the receipt of certain distributions, unless such person makes a “qualified electing fund” election to be taxed currently on his or her pro rata portion of the Company’s income and gain (whether or not such income or gain is distributed in the form of dividends or otherwise), and the Company provides certain annual statements which include the information necessary to determine inclusions and assure compliance with the PFIC rules.  As an alternative to the foregoing rules, a U.S. Stockholder may make a “mark-to-market” election to include in income each year as ordinary income an amount equal to the increase in value of his or her B.C.Co Shares for that year or to claim a deduction for any decrease in value (but only to the extent of previous mark-to-market gains).

The PFIC rules are very complex. B.C.Co can give no assurance as to its status as a PFIC for any future year.  U.S. Stockholders should consult their own tax advisors with respect to the PFIC issue and its applicability to their particular situation.

Taxation of the Company

Asset Sale

As described in this Information Statement and the Asset Purchase Agreement, the Asset Sale would be treated as a taxable sale of the Company’s assets for United States federal income tax purposes.  The Company would be subject to U.S. federal income tax on any gain, which is calculated as the difference between the Company’s adjusted tax basis in the transferred assets and the amount realized on the disposition of such assets.

Dissolution

The Dissolution of the Company and distribution of the B.C.Co Shares to the remaining shareholders, as described in this Information Statement, would be taxable to the Company, but only to the extent that its adjusted basis in the B.C.Co Shares received in the Asset Sale is less than their value at the time of the distribution.

B.C.Co Corporate Inversion Risk

U.S. federal income tax rules dealing with corporate “inversions” provide in certain cases that a foreign corporation may be treated as a U.S. corporation for U.S. federal income, estate, and gift tax purposes.  A corporate inversion can occur in certain transactions in which a foreign corporation acquires substantially all of the equity interests in, or the assets of, a U.S. corporation or partnership, if, after the transaction, former equity owners of the U.S. corporation or partnership own a specified level of stock in the foreign corporation.  Unless B.C.Co and its “expanded affiliated group” meet a “substantial business activities” test (each as determined under U.S. federal income tax laws), B.C.Co likely would be treated as a U.S. corporation after the Reorganization for U.S. federal income, estate, and gift tax purposes.

0805047 B.C. Ltd. (“B.C.Co”)

B.C.Co was incorporated as 0805047 B.C. Ltd. on October 10, 2007.  Its sole stockholder is the Company.  The directors are L. Mark Roseborough, Michael Matvieshen, Peter Schriber, Peter Lacey and Wayne Wadley.  The only officer is Michael Matvieshen who is President.  As of the Record Date, B.C.Co does not have any outstanding assets or liabilities.

Comparison of the Significant Provisions of the Corporation Laws of Nevada and British Columbia

Differences between BCBCA and the Nevada Revised Statutes.

The following summary is not intended to be exhaustive; for a full understanding of the differences and similarities of the BCBCA and the Nevada Revised Statutes, reference should be made to the text of the two statutes.  The text of the BCBCA is available at http://www.canlii.org/ and the text of the Nevada Revised Statutes is available at http://www.leg.state.nv.us.

	Nevada Revised Statutes	BCBCA
Directors	No residency requirement for directors. Directors may be removed by vote of 2/3 of stockholders, with or without cause, unless the Articles of Incorporation provide for a higher percentage.	No residency requirement for directors. Directors may be removed by special resolution unless otherwise provided in articles.
Number of Directors	May have a range with a fixed minimum and maximum, with the exact number set by the Board.	A company must have at least one director and a public company must have at least three.
Classified Board	Permitted.	Not specifically addressed in BCBCA.
Cumulative Voting	No, unless permitted by Articles of Incorporation.	Not permitted.
Directors Must be Stockholders	No, unless required by Articles of Incorporation.	No, unless required by the notice of articles or articles.
Board Vacancies	May be filled by a majority vote of directors, even if less than a quorum, unless otherwise provided in the Articles of Incorporation.	If provided by the notice of articles or articles, the directors may appoint one or more additional directors to fill a casual vacancy on the board.
Place of meetings of Stockholders	Meetings may be held in or outside the State of Nevada unless otherwise provided in the Articles of Incorporation or Bylaws.	Meetings may be held outside British Columbia if provided in the articles or approved by stockholders.

	Nevada Revised Statutes	BCBCA
Ability to set necessary levels of stockholder consent	Not permitted.

Articles can set levels for various stockholder approvals (other than those prescribed by the statute). The default threshold is a special resolution. The percentage of votes required for a special resolution can be specified in the articles, no less than 2/3 and no more than 3/4 of votes cast.

Corporate ownership	Treasury shares are permitted; treasury share have no voting rights.

A company may purchase and hold its own shares, and a subsidiary may hold shares of a parent company, unless prohibited by the articles or unless the subsidiary is or would become insolvent. A subsidiary may not vote shares held in its parent company or form part of quorum.

Meaning of “insolvent” (Dividends)

A corporation may pay dividends unless (1) it is unable to pay its debts as they become due, and (2) except as otherwise specifically permitted by the Articles of Incorporation, its total assets would be less than total liabilities plus amounts that would be owed to stockholders with preferential rights upon dissolution.

A company may pay dividends unless it is, or by virtue of such payment would become, insolvent.  For purposes of the insolvency test that must be passed for the payment of dividends and purchases and redemptions of shares, “insolvent” is defined to mean a company is unable to pay its debts as they become due in the ordinary course of its business.  The BCBCA does not impose a net asset solvency test for these purposes. For purposes of proceedings to dissolve or liquidate, the definition of “insolvent” from federal bankruptcy legislation applies.

Reduction of capital

Except for provisions in the Nevada law allowing the Board of Directors to split or consolidate shares of the authorized and/or outstanding capital stock of a corporation in certain case with and without stockholder approval, Nevada corporate law has abandoned the concept of “capital” and “surplus” with respect to corporate transactions.  In addition to the foregoing, with the approval of the Board of Directors and not less than a majority of the voting power of the corporation (and the approval of a majority of the voting power of such class(es) of shares that may be affected) may amend its Articles of Incorporation to change its authorized capital stock, which transaction is commonly referred to as “recapitalization amendment”.

Capital may be reduced by special resolution or court order. A court order is required if reduced capital would be less than the realizable value of the company’s assets less its liabilities.

	Nevada Revised Statutes	BCBCA
Stockholders’ proposals	Not specifically addressed in Nevada law; however Articles of Incorporation or Bylaws may provide provisions related thereto.

The BCBCA includes a detailed regime for stockholders’ proposals. For example, a person submitting a proposal must have been the registered or beneficial owner of one or more voting shares for at least 2 years before signing the proposal. In addition, the proposal must be signed by stockholders who, together with the submitter, are registered or beneficial owners of: (i) at least 1% of the company’s voting shares; or (ii) shares with a fair market value exceeding an amount prescribed by regulation.

Amalgamations

Not provided for in Nevada.  Nevada law makes provision for mergers, conversions and share exchanges that may be effected with the approval of the Board of Directors and stockholders.

Mergers must be approved by the Board of Directors and a majority of voting power entitled to vote.  The Articles of Incorporation may require a higher percentage for stockholder approval.  No approval is required if the Articles of Incorporation are not amended, each stockholder of the surviving corporation holds the same number of shares after the merger as immediately before, each share of stock carries identical designations, preferences, limitations and relative rights before and after the merger, and the number of shares entitled to vote or entitled to participate without limitation in distributions is not increased by more than 20%.

The BCBCA provides a statutory regime for a host of different types of amalgamations such as short form, long form, horizontal and vertical amalgamations.

A company may amalgamate with a company from a foreign jurisdiction and carry on as either a BC company or, if allowed by the foreign jurisdiction, a company organized under the foreign jurisdiction.

	Nevada Revised Statutes	BCBCA
Sale of all or substantially all the assets or undertaking of business	The sale, transfer or exchange of all of the assets of a Nevada corporation requires the approval of stockholders holding not less than a majority of the voting power.

The sale by a company of all or substantially all its undertaking, outside of the ordinary course of business, is permitted only if authorized by special resolution. Any such sale gives rise to dissent rights. The BCBCA exempts certain transactions with affiliates.

Dissenter’s rights

Not available to holders of stock in a publicly held company unless consideration is other than any combination of cash, shares of the surviving or acquiring company and shares of another publicly held company, or unless stockholder did not authorize grant of voting rights to controlling person.

Stockholders are given dissent rights for a number of fundamental actions of a company, including a sale of the undertaking or substantially all of the assets, amalgamations and a continuation to another jurisdiction.  This right only exists by court order or as prescribed under the BCBCA.  If dissent rights arise, a company must provide notice of such to the stockholders, as well as a description of the statutory requirements the stockholders must follow to exercise those rights.  The court may vary the statutory framework.

Stockholders may waive dissent rights in respect of a particular change.

Compulsory acquisition

A statutory regime for compulsory acquisitions is not contemplated.  Dissenter’s rights are the stockholders primary statutory remedy in relation to an acquisitive transaction not consented to by such stockholder.

The BCBCA provides that if a person makes an offer to acquire all the stock in a company and 90% of the holders of that stock accept the offer within four months, then the non-accepting holder can be forced to sell to the offeror.  The BCBCA provides that where an offeror does not use the compulsory acquisition right when entitled to do so, a securityholder who did not accept the original offer may require the offeror to acquire the securityholder’s securities involved in the original offer.

Oppression remedy	N/A

A claimant may apply to the court for an order that the affairs of the company are being conducted in a manner that is oppressive or unfairly prejudicial.  The court has wide powers to order virtually any corporate action including winding up.

The scope of potential claimants includes stockholders, beneficial owners of shares and any other person considered appropriate by the court.

●

	Nevada Revised Statutes	BCBCA
Derivative actions	Permitted subject to certain requirements of Nevada corporate law and rules of civil procedure of the court in which such action is filed.

A stockholder, beneficial owner, director and any other person considered appropriate by the court may, with leave of the court, bring action in the name of the company or defend an action against the company. Stockholder approval of action is not determinative but will be taken into account.

Investigations/ appointment of inspectors

Nevada law provides that under certain circumstance not less than 10% of the voting power of the corporation or holders of certain indebtedness may apply to the appropriate district court for the appointment of a receiver.

A company may appoint an inspector by special resolution. Stockholders holding at least 1/5 of all shares may apply to the court for the appointment of an inspector. The court must consider whether there are reasonable grounds for believing there has been oppressive, fraudulent or dishonest conduct.

Indemnification

A corporation may indemnify a director/officer/employee/agent against expenses, attorney’s fees, judgments, fines and amounts paid in settlement reasonably incurred in connection with any third-party suit or proceeding through a majority vote of a quorum consisting of directors who were not parties to suit or proceeding, if the person:

•

Did not breach a fiduciary duty to the corporation or its stockholders by intentional misconduct, fraud or a knowing violation of law, or

•

acted in good faith and in a manner person reasonably believed to be in or not opposed to the best interests of the corporation, provided that the termination of any action by judgment, order, settlement, conviction or on a plea of Nolo Contendere does not create a presumption by itself that the person did not act in good faith, or

•

in a criminal proceeding, had no reasonable cause to believe person’s conduct was unlawful.

The right to indemnification is not exclusive of any other right which any person may have or acquire under any statute, the company’s Articles of Incorporation or bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

A company may indemnify a past or present director or officer or other persons who acted as a director or officer of affiliates against judgment, fine or penalty imposed relating to their actions as directors and officers of the company.

A company cannot pay an indemnity if

•

the indemnity or payment is made under an earlier indemnity and at the time the agreement was made the company was prohibited from paying an indemnity by its notice of articles or articles;

•

the party did not act honestly and in good faith with a view to the best interests of the company;

•

the proceeding was not a civil proceeding and the party did not have reasonable grounds for believing that his or her conduct was lawful; and

•

the proceeding is brought against the party by the company or an associated corporation.

Notwithstanding any of the above limitations, the company or a director or officer may apply to court for an order that the company must indemnify the director or officer for any liability or expenses incurred by the party or for any other related obligations of the company.

	Nevada Revised Statutes	BCBCA
Indemnity (expenses)	To the extent that a person is successful in the defense of such an action, the corporation is required to indemnify such person for reasonable expenses incurred.

Subject to certain limitations, a company must pay the net expenses of an eligible party, after the final disposition of the matter, if the party was substantially successful on the merits, or if he or she was wholly successful on the merits or otherwise.

A company may also pay the expenses of an eligible party in advance, provided that the party undertakes to repay the advances if it is later determined that the company is prohibited from paying such expenses.

Liability Shield

Nevada law provides for automatic elimination of personal liability of officers and directors to the Corporation, its stockholders, or its creditors for a breach of fiduciary duty unless the breach is accompanied by intentional misconduct, fraud, or a knowing violation of law.

Directors are not liable if they rely in good faith on financial statements, auditors’ reports, professional reports, a statement of fact from an officer, or on other documents the court considers provide reasonable grounds for the directors’ actions.

Stockholders’ Preemptive Rights	Unless expressly granted by the Articles of Incorporation, stockholders have no preemptive rights.	Unless granted under the notice of articles or articles, stockholders have no preemptive rights.

	Nevada Revised Statutes	BCBCA
Charter Amendments

Amendments to the Articles of Incorporation may be adopted only if recommended by the board and approved by a majority (or larger proportion as may be required by the Articles of Incorporation) of the outstanding shares entitled to vote.

A company may amend its notice of articles by the type of resolution specified by the BCBCA for that specific amendment or by the type of resolution specified in the articles or if neither of the above apply then by special resolution.

Amendment of Bylaws	The board may adopt, amend and repeal the bylaws, subject to any bylaws adopted by the stockholders.	The BCBCA applies the same procedure to amend articles as set out for amendments to the notice of articles.
Anti-Takeover Provisions

Unless otherwise provided in the Articles of Incorporation, Nevada law restricts the ability of a corporation to engage in a business combination with an interested stockholder (a stockholder that owns, or within 3 years owned, 10% or more of the corporation's shares) for 3 years after that stockholder's date of acquiring the shares that cause the stockholder to be an interested stockholder, unless the business combination is approved by the Board.  After 3 years, the stockholder may proceed with a business combination only if it is approved by a majority of shares held by disinterested stockholders or it meets "fair price" criteria.

The foregoing does not apply if the corporation's Articles of Incorporation expressly opt out of the provision or are amended to opt out (but such amendment must be approved by a majority of disinterested stockholders and will not apply for 18 months after passage).

The BCBCA sets out a detailed statutory regime for the conduct of business combinations such as amalgamations and arrangements.  The BCBCA regime includes provisions setting out the material to be provided to stockholders, votes required from stockholders in writing or at a duly constituted meeting, certain prohibited amalgamations, requirements for amalgamation agreements, required filings with the registrar and other procedural safeguards to ensure any business combination is equitable.

Anti-Takeover Provisions (continued)	Permits supermajority vote to approve business combinations.	Amalgamations must be approved by a special resolution of the stockholders. Arrangements must be approved by special resolution of the stockholders and receive court approval.

	Nevada Revised Statutes	BCBCA
Anti-Takeover Provisions (continued)

A person who acquires or offers to acquire ownership of “control shares” (defined as shares obtained pursuant to a transaction in which the acquiring person reaches the 20%, 33% or majority ownership levels) of a corporation which has at least 100 stockholders of record who are Nevada residents, has the right to vote those shares, and shares acquired within the previous 90 days, only to the extent granted by a resolution of the stockholders approved at a special or annual meeting.

The corporation shall, within 50 days after delivery by the acquiring person of certain disclosures, hold a special meeting to consider a resolution authorizing voting rights for the control shares.  Unless the corporation’s Articles of Incorporation provide otherwise, a resolution granting voting rights must be approved by the holders of a majority of the corporation’s voting power.

The corporation may adopt a provision in its Articles of Incorporation or bylaws allowing mandatory redemption of the control shares if (1) the acquiring person fails to make certain disclosures within ten days of acquiring the control shares or (2) the control shares are not accorded full voting rights at the meeting at which the issue is considered.

Private companies may impose restrictions on the acquisition and disposition of common stock in their articles.

There are no effective anti-takeover provisions in the BCBCA for public companies, although Canadian securities laws impose reporting obligations and certain restrictions in respect of shares held by “control persons” and by a control person is regulated by Canadian securities laws and regulations.

Anti-Takeover Provisions (continued)

Unless the Articles of Incorporation or bylaws provide otherwise, if the acquiring person has (1) acquired a majority (or larger) stake and (2) been accorded full voting rights, any stockholder who did not vote in favor of granting voting rights is entitled to Dissenters’ Rights.

Stockholders have a statutory right to dissent to an amalgamation. They do not have a statutory right to dissent to an arrangement, however a court may grant such a right.

ACTION 1

ASSET SALE

On November 13, 2007, the Board of Directors of the Company approved the Reorganization, including the Asset Sale. Pursuant to Nevada Revised Statutes Section 78.565, unless otherwise provided in the articles of incorporation, every corporation may, by action taken at any meeting of its board of directors, sell, lease or exchange all of its property and assets, including its goodwill and its corporate franchises, upon such terms and conditions as its board of directors may approve, when and as authorized by the affirmative vote of stockholders holding stock in the corporation entitling them to exercise at least a majority of the voting power. On November 16, 2007 the holders of approximately 77% of the issued and outstanding Common Shares of the Company, approved the Asset Sale by written consent in lieu of a meeting.

The Asset Sale is one component of the Reorganization pursuant to which: (i) certain Canadian stockholders of the Company agreed to exchange their shares of the Company for the same number of shares of B.C.Co, whereby following such exchange, such persons cease to be Stockholders of the Company; (ii) the Company agreed to the Asset Sale, whereby it would sell all of its assets, and assign all of its liabilities to B.C.Co in exchange for the issuance to the Company of 79,102,257 B.C.Co Shares, or such greater number of B.C.Co Shares as are equal to the issued and outstanding Common Shares of the Company on the date of the Asset Sale; and (iii) the Company agreed to dissolve and distribute, in final liquidation of the Company, all of the B.C.Co Shares issued to the Company in the Asset Sale, to its remaining Stockholders, pro rata, in accordance with their respective ownership interest in the Company.

Reasons for Asset Sale

The purpose of the Reorganization, of which the Asset Sale is one component, is to carry on the business of the Company through B.C.Co, a company incorporated on October 10, 2007 under the laws of British Columbia, a province of Canada.  The predominant goal is to operate the business of the Company through an entity incorporated in the jurisdiction with a greater connection to the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

ACTION 2

DISSOLUTION

Background

On November 13, 2007, the Board of Directors of the Company approved the Reorganization, including the Dissolution. Pursuant to Nevada Revised Statutes Section 78.580, if the board of directors of a Nevada corporation decides that the corporation should be dissolved, the board may adopt a resolution to that effect and must recommend the dissolution to the stockholders. The corporation shall notify each stockholder entitled to vote on dissolution, and the stockholders entitled to vote must approve the dissolution.  Pursuant to Nevada Revised Statutes Section 78.320, stockholders holding a majority of the voting power of the corporation have approved the dissolution.

The Dissolution is the final component of the Reorganization pursuant to which: (i) certain Canadian stockholders of the Company agreed to exchange their shares of the Company for the same number of shares of B.C.Co, whereby following such exchange, such persons cease to be Stockholders of the Company; (ii) the Company agreed to the Asset Sale, whereby it would sell all of its assets, and assign all of its liabilities to B.C.Co in exchange for the issuance to the Company of 79,102,257 common shares of B.C.Co, or such greater number of B.C.Co Shares as are equal to the issued and outstanding Common Shares of the Company on the date of the Asset Sale; and (iii) the Company agreed to dissolve and distribute, in final liquidation of the Company, all of the common shares of B.C.Co issued to the Company in the Asset Sale, to its remaining Stockholders, pro rata, in accordance with their respective ownership interest in the Company.

Reasons for the Dissolution

The purpose of the Reorganization, of which the Dissolution is one component, is to carry on the business of the Company through B.C.Co, a company incorporated on October 10, 2007 under the laws of British Columbia, a province of Canada.  The predominant goal is to operate the business of the Company through an entity incorporated in the jurisdiction with a greater connection to the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of the Record Date by: (i) each person (including any group) known by the Company to own more than five percent (5%) of any class of its voting securities, (ii) each of the Company’s directors and each of its named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the Stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address	Amount	Percentage of
	of Beneficial Owner	and Nature of	Common
		Beneficial	Stock(1)
		Ownership
DIRECTORS AND OFFICERS
Common Stock	Mike Matvieshen(2)	37,054,744	41%
	Director and Chairman
	5 – 215 Neave Court Road
	Kelowna, British Columbia
	V1V 2L9
Common Stock	Mark Roseborough(3)	205,623	*
	Director and President
	5 – 215 Neave Court Road
	Kelowna, British Columbia
	V1V 2L9
Common Stock	Hans Schroth(4)	603,000	*
	Director
	5 – 215 Neave Court Road
	Kelowna, British Columbia
	V1V 2L9
Common Stock	Ljubisan Stamenic	0	*
	Director
	5 – 215 Neave Court Road
	Kelowna, British Columbia
	V1V 2L9
Common Stock	Lawrence Faulk	0	*
	Director
	5 – 215 Neave Court Road
	Kelowna, British Columbia
	V1V 2L9
Common Stock	Robert Stabinsky	0	*
	Director
	5 – 215 Neave Court Road
	Kelowna, British Columbia
	V1V 2L9

Common Stock	Rene Dureault(5)	5,027,198	6%
	Director
	5 – 215 Neave Court Road
	Kelowna, British Columbia
	V1V 2L9
Common Stock	Frank Wisehart	0	*
	CFO
	5 – 215 Neave Court Road
	Kelowna, British Columbia
	V1V 2L9
Common Stock	All Officers and Directors as a Group	42,890,565	48%

5% STOCKHOLDERS
Common Stock	Peter Lacey(6)	21,622,600	24%
	440 Cascia Drive, #100
	Kelowna, B.C.
	V1W 4Y4

Notes

* Represents less than 1%.

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of Common Shares actually outstanding on the date of this Information Statement. As of November 1, 2007, the Company had 79,102,257 Common Shares issued, 4,409,000 issued warrants each convertible into one Common Share each and 6,818,000 Common Shares issuable upon the conversion of debentures, for a fully diluted share capital of 90,329,257.

(2)

Includes 36,116,248 Common Shares held directly, 299,496 Common Shares held indirectly through his spouse, 213,000 warrants each exercisable into one Common Share and 426,000 Common Shares issuable upon conversion of debentures.

(3)

All 205,623 Common Shares held directly.

(4)

Includes 333,000 Common Shares held directly, 100,000 options and 170,000 Common Shares held indirectly through his spouse.

(5)

Includes 638,198 Common Shares held directly, 1,463,000 warrants each exercisable into one Common Share and 2,926,000 Common Shares issuable upon the conversion of debentures.

(6)

Includes 18,414,000 Common Shares held directly, 708,600 Common Shares held indirectly, 1,500,000 warrants each exercisable into one Common Share and 1,000,000 Common Shares issuable upon the conversion of debentures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The Company will only deliver one Information Statement to multiple Stockholders sharing an address unless the Company has received contrary instructions from one or more of the Stockholders. The Company will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

EPOD INTERNATIONAL INC.
#5 – 215 Neave Road
Kelowna, British Columbia V1V 2L9
Tel: (250) 807-2211

Stockholders may also address future requests for separate delivery of Information Statements and/or annual reports by contacting the Company at the address listed above.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Corporate Actions.  However, Michael Matvieshen and Mark Roseborough are directors of both the Company and B.C.Co and shareholders of the Company.

FORWARD−LOOKING STATEMENTS

This Information Statement may contain certain “forward−looking” statements as such term is defined by the Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases, which represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward−looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward−looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation and any other factors discussed in our filings with the SEC.

NO DISSENTER’S RIGHTS

Under the Nevada Revised Statutes, the Company’s dissenting Stockholders are not entitled to dissenter’s rights with respect to the Corporate Actions, and the Company will not independently provide its Stockholders with any such right.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the Exchange Act and is required to file reports, proxy statements, and other information with the Securities and Exchange Commission regarding the business, financial condition, and other matters of the Company pursuant to and in accordance with the Exchange Act. You may read and copy the reports, proxy statements, and other information filed by the Company from the Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The reports, proxy statements, and other information filed with the Securities and Exchange Commission are also available to the public over the internet at http://www.sec.gov, the internet website of the Securities and Exchange Commission.

All inquiries regarding the Company should be addressed to the principal executive offices of the Company at #5 – 215 Neave Road, Kelowna, British Columbia V1V 2L9 Tel: (250) 807-2211.

BY ORDER OF THE BOARD OF DIRECTORS OF EPOD INTERNATIONAL INC.,

Date: November ●, 2007
/s/ Michael Matvieshen
Michael Matvieshen
Chairman

EXHIBIT INDEX

A

STOCKHOLDERS CONSENT RESOLUTION

B

REORGANIZATION AGREEMENT

EXHIBIT “A”
CONSENT RESOLUTION OF THE STOCKHOLDERS

EPOD INTERNATIONAL INC.
Consent Resolutions of Shareholders

The undersigned shareholders (the “Shareholders”) of EPOD International Inc. (the “Company”), representing not less than a majority of the voting power of the issued and outstanding capital stock of the Company, hereby approve, adopt and consent, in writing, to the resolutions described below:

WHEREAS, pursuant to the terms of a Reorganization Agreement between the Company and 0805047 B.C. Ltd. (“B.C.Co.”), substantially in form attached hereto as Schedule “A” (the “Reorganization Agreement”), the Company is entering into an Asset Purchase Agreement, attached as Exhibit 1 to the Reorganization Agreement (the “Asset Purchase Agreement”), whereby it has agreed to sell all of its assets to B.C.Co in exchange for common shares in the capital of B.C.Co (the “B.C.Co Shares”);

WHEREAS, pursuant to Nevada Revised Statutes Section 78.565, the directors have adopted a resolution to transfer all of the assets of the Company to B.C.Co pursuant to the Asset Purchase Agreement set forth in the Reorganization Agreement (the “Asset Sale”) and stockholders holding not less than a majority of the voting power of the Company must approve such transfer of the assets;

WHEREAS, following consummation of the Asset Sale, the Company’s only assets will be the B.C.Co Shares and shall dissolve and distribute, in final liquidation of the Company, all the B.C.Co Shares to the stockholders of the Company as provided in the Reorganization Agreement.  Pursuant to Nevada Revised Statute Section 78.580, the stockholders must approve the dissolution of the Company.

RESOLVED THAT:

1.

The sale of all of the Company’s assets, pursuant to the terms and conditions set out in the Reorganization Agreement and the Asset Purchase Agreement, is hereby authorized and approved.

2.

The dissolution of the Company, as recommended by the directors, is hereby approved and upon consummation of the Asset Sale the Company shall be dissolved in accordance with Nevada law.

3.

Any officer of the Company is authorized and directed to execute, under the corporate seal or otherwise, and to deliver all documents and to do all things necessary to give full effect to these resolutions or as may be required to carry out the full intent and meaning thereof.

4.

These resolutions may be signed in counterparts, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

5.

Notwithstanding the date of execution by the Shareholders set out below, these resolutions shall be effective as of the date set forth below.

Dated November 16, 2007

By:	Michael Matvieshen
(Name of Shareholder)
/s/	Michael Matvieshen
(Signature of Shareholder)
Number of Shares held by Shareholder:		36,116,248
If shares are held beneficially, name of registered holder:		N/A

By:	531682 B.C. Ltd.
(Name of Shareholder)
/s/	Sharie Matvieshen, Director, President and Secretary
(Signature of Shareholder)
Number of Shares held by Shareholder:		3,593,670
If shares are held beneficially, name of registered holder:		N/A

By:	Timberwolf Technologies Inc.
(Name of Shareholder)
/s/	Wayne Wadley
(Signature of Shareholder)
Number of Shares held by Shareholder:		2,000,000
If shares are held beneficially, name of registered holder:		N/A

By:	Hans Schroth
(Name of Shareholder)
/s/	Hans Schroth
(Signature of Shareholder)
Number of Shares held by Shareholder:		333,000
If shares are held beneficially, name of registered holder:		N/A

By:	Ruth Schroth
(Name of Shareholder)
/s/	Ruth Schroth
(Signature of Shareholder)
Number of Shares held by Shareholder:		170,000
If shares are held beneficially, name of registered holder:		N/A

By:	Denor Equipment Ltd.
(Name of Shareholder)
/s/	Denor Equipment Ltd.
(Signature of Shareholder)
Number of Shares held by Shareholder:		655,000
If shares are held beneficially, name of registered holder:		N/A

By:	Peter Lacey
(Name of Shareholder)
/s/	Peter Lacey
(Signature of Shareholder)
Number of Shares held by Shareholder:		18,414,000
If shares are held beneficially, name of registered holder:		N/A

EXHIBIT “B”

REORGANIZATION AGREEMENT

THIS AGREEMENT made as of the 16th day of November, 2007 is

BETWEEN:

EPOD INTERNATIONAL INC., a corporation governed by the laws of the State of Nevada, (hereinafter referred to as “EPOD”)

- and -

0805047 B.C. Ltd., a corporation existing under the laws of the Province of British Columbia, (hereinafter referred to as “B.C.Co”)

WHEREAS:

(A)

Terms denoted with initial capital letters and used in these recitals, unless otherwise defined, have the meanings assigned to them in Section 1.1;

(B)

EPOD and B.C.Co have agreed to effect a Reorganization of EPOD whereby:

(i)

the Exchanging EPOD Shareholders enter into a share exchange agreement whereby they exchange their EPOD Shares with B.C.Co in exchange for B.C.Co Shares;

(ii)

EPOD and B.C.Co enter into an Asset Purchase Agreement, substantially in the form attached as Exhibit 1 hereto, whereby EPOD agrees to sell all of its assets to B.C.Co in exchange for the Purchase Price;

(iii)

As payment of the Purchase Price, B.C.Co issues B.C.Co Shares to EPOD;

(iv)

EPOD will liquidate and distribute its only remaining asset, the B.C.Co Shares, to its remaining Shareholders (with B.C.Co cancelling all shares that are distributed to it); and

(v)

EPOD will dissolve;

(C)

Following the completion of the above steps, current EPOD Shareholders will be Shareholders of B.C.Co, EPOD’s existence will be terminated and B.C.Co will be the parent company of all of EPOD’s current subsidiaries.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and the covenants and agreements herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by each of the Parties to the others, the Parties covenant and agree as follows:

ARTICLE 1
INTERPRETATION

1.1

Definitions

In this Agreement the following terms have the following meanings, respectively:

“Affiliate” means, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified;

“Agreement” means this agreement including the Exhibits hereto and all amendments made hereto;

“Asset Purchase Agreement” means the asset purchase agreement between EPOD and B.C.Co, substantially in the form attached as Exhibit 1 hereto;

“B.C.Co.” means 0805047 B.C. Ltd., a corporation incorporated under the laws of British Columbia;

“B.C.Co Shares” means common shares in the capital of B.C.Co;

“B.C.Co Shareholders” means holders of the Common Shares in the capital of B.C.Co;

“Brokered Offering” means the offering of convertible debentures in which Blackmont Capital Inc. has been retained as lead agent, scheduled to close concurrently with the Closing;

“Business Day” means a day, other than a Saturday, Sunday or statutory or civil holiday, when banks are generally open for the transaction of business in Vancouver, British Columbia;

“Closing” means the completion of the Reorganization and all of the other acts, procedures and deliveries necessary in order to complete and implement the transactions contemplated by this Agreement;

“Closing Date” means December 18, 2007 or such other date as EPOD and B.C.Co may agree to;

“Convertible Securities” means the securities of EPOD or other rights or agreements which are, by their terms, convertible, exercisable or otherwise establish an entitlement to obtain EPOD Shares, including those securities listed in Exhibit 2;

“Encumbrances” means mortgages, charges, pledges, liens, hypothecs, security interests, encumbrances, adverse claims and rights of third parties to acquire or restrict the use of property;

“EPOD Group” means EPOD, each Subsidiary of EPOD and any other corporations, partnerships, joint ventures, investments and other entities that represent equity investments of EPOD;

“EPOD Information Statement” means an Information Statement to be prepared on Form 14C relating to the transactions contemplated hereby and disseminated in connection with the EPOD Shareholder Approval;

“EPOD Shareholder Approval” means a resolution of the EPOD Shareholders by which the EPOD Shareholders approve of the Asset Purchase Agreement and the Liquidation and Dissolution of EPOD in accordance with the requirements of NGCL and in the context of the Reorganization;

“EPOD Shareholders” means all holders of common shares in the capital of EPOD, excluding the Exchanging EPOD Shareholders and B.C.Co., as applicable;

“EPOD Shares” mean shares of common stock, par value US$0.0005, in the capital of EPOD;

“Exchanging EPOD Shareholders” means individually and collectively those persons identified in Exhibit 3 hereto, as may be amended from time to time prior to Closing;

“Governmental Authority” means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign;

“Law” means all laws, statutes and ordinances and all regulations, rules and other pronouncements of Governmental Authorities having the effect of law of the United States, any foreign country, or any domestic or foreign state, province, commonwealth, city, country, municipality, territory, protectorate, possession or similar instrumentality, or any Governmental Authority thereof;

“Liquidation and Dissolution” means the liquidation and dissolution of EPOD pursuant to NGCL;

“NGCL” means the Nevada general corporation law, represented by the Nevada Revised Statutes, Chapter 78;

“Parties” means, collectively, EPOD and B.C.Co, and “Party” means any one of them;

“Person” means any individual, partnership, association, body corporate, trustee, executor, administrator, legal representative, government, regulatory authority or other entity;

“Purchase Price” means $1 cash, plus the assumption of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement);

“Reorganization” means the proposed reorganization on and subject to the terms and conditions set forth in this Agreement and, including in particular the actions contemplated in Section 6.2, and any amendment thereto made in accordance with Section 7.1;

“Share Exchange Agreements” means the share exchange agreements that B.C.Co will enter into with each of the Exchanging EPOD Shareholders, substantially in the form attached as Exhibit 4 hereto;

“Shareholders” means the EPOD Shareholders and B.C.Co. Shareholders;

“Subsidiary” means, with respect to any Person:

(i)

any corporation of which at least a majority in interest of the outstanding voting stock (having by the terms thereof voting power under ordinary circumstances to elect a majority of the directors of such corporation, irrespective of whether or not as the lime stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of a contingency) is at the time, directly or indirectly, owned or controlled by such Person or by such Person and one or more of its Subsidiaries; or

(ii)

any noncorporate entity in which such Person or such Person and one or more Subsidiaries of such Person either (a) directly or indirectly, as of the date of determination thereof, has at least a majority ownership interest, or (b) as of the date of determination is a general partner or an entity performing similar functions (e.g., manager of a Limited Liability Company or trustee a trust).

“Tax” or “Taxes” means any income, gross income, gross receipts, profits, capital stock, franchise, withholding, payroll, social security, workers compensation, unemployment, disability, property, ad valorem, stamp, excise, occupation, services, sales, use, license, lease, transfer, import, export, value added, alternative minimum, estimated or other similar tax (including any fee, assessment or other charge in the nature of or in lieu of any tax) imposed by any Governmental Authority, and any interest, penalties, additions to tax, or additional amounts in respect of the foregoing.

1.2

Exhibits

The following exhibits are attached to this Agreement and form part hereof:

Exhibit 1 - Asset Purchase Agreement

Exhibit 2 - Convertible Securities

Exhibit 3 - EPOD Exchanging Shareholders

Exhibit 4 - Form of Share Exchange Agreement

1.3

Construction

In this Agreement, unless otherwise expressly stated or the context otherwise requires:

(a)

references to “herein”, “hereby”, “hereunder”, “hereof’ and similar expressions are references to this Agreement and not to any particular section, subsection or Exhibit;

(b)

references to an “Article”, “Section” or “Exhibit” are references to an Article, Section or Exhibit of or to this Agreement;

(c)

words importing the singular shall include the plural and vice versa, words importing gender shall include the masculine, feminine and neuter genders, and references to a “person” or “persons” shall include individuals, corporations, partnerships, associations, bodies politic and other entities, all as may be applicable in the context;

(d)

the use of headings is for convenience of reference only and shall not affect the construction or interpretation hereof;

(e)

the word “including”, when following any general term or statement, is not to be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as referring to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement; and

(f)

a reference to a statute or code includes every regulation made pursuant thereto, all amendments to the statute or code or to any such regulation in force from time to time, and any statute, code or regulation which supplements or supersedes such statute, code or regulation.

1.4

Currency

All references to currency herein are to lawful money of Canada unless otherwise specified.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

2.1

Mutual Representations and Warranties of EPOD and B.C.Co

EPOD and B.C.Co, each represent and warrant to each other, as applicable, and acknowledge that each of them is relying upon such representations and warranties in connection with the matters contemplated by this Agreement:

(a)

B.C.Co (i) is a corporation duly incorporated and validly existing under the laws of the Province of British Columbia; (ii) is duly qualified to carry on its business in each jurisdiction where the conduct of its business is currently conducted and is presently proposed to be conducted, or the ownership, leasing or operation of its property and assets requires such qualification; and (iii) has all requisite corporate power and authority to carry on its business and to enter into and perform its obligations under this Agreement;

(b)

EPOD (i) is a corporation duly incorporated and validly existing under the laws of the State of Nevada; (ii) is duly qualified to carry on its business in each jurisdiction where the conduct of its business is currently conducted and is presently proposed to be conducted, or the ownership, leasing or operation of its property and assets requires such qualification; and (iii) has all requisite corporate power and authority to carry on its business and perform on its obligations under this Agreement;

(c)

the execution and delivery of this Agreement, the Asset Purchase Agreement  and the Share Exchange Agreements, and the completion by it of the transactions contemplated herein and therein do not and will not:

i.

result in the breach of, or violate any term or provision of, its articles or by-laws or other constating documents;

ii.

conflict with, result in the breach of, constitute a default under, or accelerate or permit the acceleration of the performance required by, any agreement, instrument, licence or permit to which it is a party or by which it is bound and which is material to it, or to which any material property of such Party is subject, or result in the creation of any Encumbrance upon any of its material assets under any such agreement, instrument licence or permit or give to others any material interest or right, including rights of purchase, termination, cancellation or acceleration, under any such agreement, instrument, licence or permit; or

iii.

violate any provision of law or administrative regulation or any judicial or administrative award, judgment, order or decree applicable and known to it, the breach of which would have a material adverse effect on it;

(d)

there are no actions, suits, proceedings or investigations commenced, contemplated or threatened against or affecting it, at law or in equity, before or by any Governmental Authority nor are there any existing facts or conditions which may reasonably be expected to form a proper basis for any actions, suits, proceedings or investigations, which, in any case, would prevent or hinder the consummation of the transactions contemplated by this Agreement;

(e)

no dissolution, winding up, bankruptcy, liquidation or similar proceeding has been commenced or is pending or proposed in respect of it, except the Liquidation and Dissolution; and

(f)

the execution and delivery of this Agreement, the Asset Purchase Agreement and the Share Exchange Agreements, and the completion of the transactions contemplated herein and therein have been duly approved by its board of directors and this Agreement constitutes a valid and binding obligation of each Party enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting the enforcement of creditors’ rights generally and to general principles of equity and limitations upon the enforcement of indemnification for fines or penalties imposed by law.

2.2

Representations and Warranties of EPOD

EPOD represents and warrants to and in favour of B.C.Co as follows, and acknowledges that it is relying upon such representations and warranties in connection with the matters contemplated by this Agreement:

(a)

the authorized capital of EPOD consists of 200,000,000 EPOD Shares. As at October 31, 2007, the issued and outstanding share capital of EPOD consisted of 79,102,257 EPOD Shares;

(b)

at the date hereof, no Person holds any securities convertible into EPOD Shares or any other shares of EPOD or has any agreement, warrant, option or any other right capable of becoming an agreement, warrant or option for the purchase or other acquisition of any unissued shares of EPOD, other than:

(i)

as set out in Exhibit 2, as such Exhibit may be adjusted from time to time prior to the Closing by mutual agreement of the parties;

(ii)

any options issued pursuant to the option agreements set out in Schedule J to the Asset Purchase Agreement; and

(iii)

EPOD Shares issuable to Rene Dureault pursuant to the Share Purchase/Sale Agreement between EPOD and Rene Dureault dated March 27, 2007, as amended (the “Mill Creek Transaction”).

2.3

Representations and Warranties of B.C.Co

B.C.Co represents and warrants to and in favour of EPOD as follows, and acknowledges that each of them is relying on such representations and warranties in connection with the matters contemplated in this Agreement:

(a)

the authorized capital of B.C.Co consists of an unlimited number of B.C.Co Shares, of which 100 B.C.Co Shares are issued and outstanding as of the date hereof, all of which are fully-paid and non-assessable;

(b)

at the date hereof, no Person holds any securities convertible into common shares of B.C.Co or has any agreement, warrant, option or other right capable of becoming an agreement, warrant or option for the purchase or other acquisition of any issued or unissued common shares of B.C.Co, except as contemplated by the Reorganization; and

(c)

B.C.Co has no non-cash assets and no liabilities and has not carried on any business since its date of incorporation, other than as provided herein.

ARTICLE 3
COVENANTS

3.1

General Covenants

Each of the Parties covenants with the other Party that it will:

(a)

use commercially reasonable efforts and do all things reasonably required of it to cause the Reorganization to become effective on or before December 18, 2007;

(b)

do and perform all such acts and things, and execute and deliver all such agreements, assurances, notices and other documents and instruments as may reasonably be required, both prior to and following the Closing Date, to facilitate the carrying out of the intent and purposes of this Agreement; and

(c)

use commercially reasonable efforts to cause each of the conditions precedent set forth in Article 4, which are within its control, to be satisfied on or prior to the Closing Date.

3.2

Covenants of B.C.Co

B.C.Co hereby covenants and agrees with EPOD that it will:

(a)

use commercially reasonable efforts to enter into the Share Exchange Agreements with each of the Exchanging EPOD Shareholders;

(b)

until the Closing Date, not perform any act or enter into any transaction, which interferes or is inconsistent with the completion of the Reorganization;

(c)

ensure that the information set forth in the EPOD Information Statement relating to B.C.Co will be true, correct and complete in all material respects and will not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they are made;

(d)

without limiting the generality of any of the foregoing covenants, until the Closing Date:

(i)

not issue or enter into any agreement or agreements to issue or grant options, warrants or rights to purchase any of its shares or other securities except pursuant to the Brokered Offering;

(ii)

except as specifically provided for hereunder, not alter or amend its articles or bylaws or those of its Subsidiaries as the same exist at the date of this Agreement;

(e)

perform the obligations required to be performed by it pursuant to the Reorganization and do all such other acts and things as may be necessary or desirable and are within its power and control in order to carry out and give effect to the Reorganization, including satisfaction of the conditions precedent set forth in Article 4.

3.3

Covenants of EPOD

EPOD hereby covenants and agrees with B.C.Co. that it will:

(a)

until the Closing Date, not perform any act or enter into any transaction, nor permit any of its Subsidiaries to perform any act or enter into any transaction, which interferes or is inconsistent with the completion of the Reorganization;

(b)

prepare the resolution for the EPOD Shareholder Approval and disseminate and use reasonable commercial efforts to obtain the requisite shareholder execution of the resolution in order to cause the EPOD Shareholder Approval to become effective pursuant to NGCL;

(c)

in a timely and expeditious manner, file the EPOD Information Statement in all jurisdictions where the same is required to be filed by it and mail the same to the EPOD Shareholders in accordance with applicable law;

(d)

ensure that the information set forth in the EPOD Information Statement relating to EPOD and its Subsidiaries, and their respective businesses and properties and the effect of the Reorganization thereon will be true, correct and complete in all material respects and will not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they are made;

(e)

without limiting the generality of any of the foregoing covenants, until the Closing Date:

(i)

except pursuant to the exercise of outstanding Convertible Securities in accordance with the terms thereof prior to the date hereof, not issue any additional EPOD Shares or other securities or allow any of its Subsidiaries to issue any shares or other securities;

(ii)

not issue or enter into, or allow any of its Subsidiaries to issue or enter into, any agreement or agreements to issue or grant options, warrants or rights to purchase any of its shares or other securities or those of such Subsidiaries; and

(iii)

except as specifically provided for hereunder, not alter or amend its articles or bylaws or those of its Subsidiaries as the same exist at the date of this Agreement;

(f)

perform the obligations required to be performed by it pursuant to the Reorganization and do all such other acts and things as may be necessary or desirable and are within its power and control in order to carry out and give effect to the Reorganization, including (without limitation) using commercially reasonable efforts to obtain:

(i)

such consents, orders, rulings or approvals and assurances as are necessary or desirable for the implementation of the Reorganization including, without limitation, approval of the EPOD Shareholders of the Asset Purchase Agreement and the Liquidation and Dissolution; and

(ii)

satisfaction of the other conditions precedent referred to in Article 4.

ARTICLE 4
CONDITIONS

4.1

Mutual Conditions Precedent

The respective obligations of the Parties to complete the transactions contemplated by this Agreement in order to give effect to the Reorganization shall be subject to satisfaction of the following conditions:

(a)

B.C.Co entering into Share Exchange Agreements with each of the Exchanging EPOD Shareholders;

(b)

EPOD having obtained the EPOD Shareholder Approval;

(c)

all material consents, orders, rulings, approvals and assurances, including regulatory and judicial approvals and orders, required for the completion of the transactions provided for in this Agreement shall have been obtained or received from the Persons and Governmental Authorities, including, without limitation, all approvals of the United States Securities and Exchange Commission and all applicable Canadian securities regulatory authorities;

(d)

no action shall have been instituted and be continuing on the Closing Date for an injunction to restrain, a declaratory judgment in respect of, or damages on account of, or relating to, the Reorganization and there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by this Agreement and no cease trading or similar order with respect to any securities of any of the Parties shall have been issued and remain outstanding;

(e)

none of the consents, orders, rulings, approvals or assurances required for the implementation of the Reorganization shall contain terms or conditions or require undertakings or security deemed unsatisfactory or unacceptable by any of the Parties, acting reasonably;

(f)

no law, regulation or policy shall have been proposed, enacted, promulgated or applied which interferes or is inconsistent with the completion of the Reorganization, including, without limitation, any material change to the income tax laws of Canada, which would have a material adverse effect upon shareholders if the Reorganization is completed; and

(g)

this Agreement shall not have been terminated under Section 7.2.

4.2

Additional Conditions to Obligations of Each Party

The obligation of each Party to complete the transactions contemplated by this Agreement is further subject to the condition, which may be waived by such Party without prejudice to its right to rely on any other condition in its favour, that the covenants of the other Parties to be performed on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed by them and that the representations and warranties of the other Parties shall be true and correct in all material respects as at the Closing Date, with the same effect as if such representations and warranties had been made at, and as of, such time.

ARTICLE 5
CONVERTIBLE SECURITIES

5.1

Treatment of Convertible Securities

On or prior to the Closing Date:

(a)

EPOD and B.C.Co will deliver to each of the holders of warrants identified in Exhibit 2 a notice pursuant to the anti-dilution and/or adjustment provisions of the warrant setting forth the entitlement of the holder to obtain B.C.Co Shares upon the exercise of the warrants, in lieu of EPOD Shares, in a manner and form consistent with the ratio of B.C.Co Shares being issued to the EPOD Shareholders pursuant to the Terms of Reorganization or, in the case of warrants that do not contain such anti-dilution and/or adjustment provisions, an agreement by which the holder of such warrant has the right to tender to EPOD its warrants for cancellation in consideration for the issue by B.C.Co to the holder of a warrant representing warrants to purchase B.C.Co Shares in a manner and form consistent with the ratio of B.C.Co Shares being issued to the EPOD Shareholders;

(b)

EPOD and B.C.Co will deliver to each of the holders of Convertible Securities that are not warrants or options (including debt obligations that are convertible into EPOD Shares) identified in Exhibit 2 a notice pursuant to the anti-dilution and/or adjustment provisions of such Convertible Securities setting forth the entitlement of the holder to obtain B.C.Co Shares upon the conversion or other exercise of rights to obtain EPOD Shares, in lieu of EPOD Shares, in a manner and form consistent with the ratio of B.C.Co Shares being issued to the EPOD Shareholders pursuant to the Terms of Reorganization or, in the case of such Convertible Securities that do not contain such anti-dilution and/or adjustment provisions, an agreement by which the holder of such Convertible Securities has the right to tender to EPOD its Convertible Security for cancellation in consideration for the issue by B.C.Co to the holder of a Convertible Security on substantially the same terms and conditions, except for the right to receive B.C.Co Shares upon the conversion or other exercise of the Convertible Security in a manner and form consistent with the ratio of B.C.Co Shares being issued to the EPOD Shareholders;

(c)

the obligation to issue shares pursuant to the Mill Creek Transaction will be assigned to B.C.Co., with the number of shares issuable being amended such that B.C.Co. Shares are issued in an amount that is equivalent to the proportion to which Rene Dureault would be entitled to receive from EPOD as currently contemplated; and

(d)

such other Convertible Securities or rights to acquire EPOD Shares will be addressed by the parties in a manner consistent with this Agreement.

ARTICLE 6
CLOSING

6.1

Time and Place

Subject to the terms and conditions hereof, the transactions contemplated in this Agreement will be completed and closed at the Closing, to be held at 11:00 a.m. (Vancouver time) on the Closing Date at 355 Burrard Street, Suite 1900, Vancouver, British Columbia or at such other time and place as the parties may agree.

6.2

Reorganization

At the Closing, each of the events below will, except as otherwise expressly provided, be deemed to occur sequentially without further act or formality:

(a)

the exchange of B.C.Co Shares for EPOD Shares pursuant to the terms of the Share Exchange Agreements;

(b)

the sale of the assets of EPOD to B.C.Co. pursuant to the Asset Purchase Agreement will become effective;

(c)

B.C.Co will issue the B.C.Co Shares to EPOD pursuant to the Asset Purchase Agreement;

(d)

EPOD will complete the Liquidation and Dissolution and in connection therewith will distribute the B.C.Co. Shares to the EPOD Shareholders;

(e)

B.C.Co will cancel all B.C.Co Shares it receives as part of the Liquidation and Dissolution of EPOD; and

(f)

each holder of Convertible Securities shall become entitled to B.C.Co Shares in lieu of EPOD Shares.

6.3

Closing Deliveries by EPOD

At Closing, EPOD will deliver the following:

(a)

certified copies of the directors resolutions approving this Agreement and the consummation of the transactions contemplated by this Agreement;

(b)

the Share Exchange Agreements duly executed by each of the Exchanging EPOD Shareholders;

(c)

a certified copy of the EPOD Shareholder Approval;

(d)

the Asset Purchase Agreement, duly executed by an authorized signatory of EPOD;

(e)

Certificate of Dissolution filed with the Nevada Secretary of State;

(f)

evidence of the distribution of the B.C. Co. shares to the EPOD Shareholders;

(g)

a copy of the notice of adjustment to be provided to the holders of Convertible Securities pursuant to the terms of the instrument establishing the Convertible Security;

(h)

such other documents as may be reasonably required to effect the transactions on the Closing Date.

6.4

Closing Deliveries by B.C.Co

At Closing, B.C.Co will deliver the following:

(a)

certified copies of the directors resolutions approving this Agreement and the consummation of the transactions contemplated by this Agreement;

(b)

the Share Exchange Agreements, duly executed by an authorized signatory of B.C.Co;

(c)

the Asset Purchase Agreement, duly executed by an authorized signatory of B.C.Co;

(d)

share certificates representing the B.C.Co Shares issuable in connection with the Share Exchange Agreements in the name of the Exchanging EPOD Shareholders; and

(e)

such other documents as may be reasonably required to effect the transactions on the Closing.

6.5

Delivery of Shares

With respect to each EPOD Shareholder, upon the distribution of B.C.Co Shares to such shareholder in connection with the Liquidation and Dissolution and the Share Exchange Agreements, such EPOD Shareholder shall be added to the register of holders of B.C.Co Shares and as soon as practicable thereafter B.C.Co. will issue to each such shareholder share certificates representing their B.C.Co. Shares.

6.6

Convertible Securities Acknowledgement

With respect to each holder of Convertible Securities, the holder will receive a notice of adjustment pursuant to the terms of the instrument establishing the Convertible Security or the replacement Convertible Security, as applicable and B.C.Co shall, as soon as practicable following the Closing Date, issue certificates for the new convertible instrument to the holders of Convertible Securities representing the number of convertible securities issuable to each such holder thereunder.

ARTICLE 7
AMENDMENT AND TERMINATION

7.1

Amendment and Waiver

This Agreement may, at any time and from time to time prior to the Closing Date, be amended by the unanimous written agreement of the Parties without, subject to applicable law, further notice to or authorization on the part of their respective shareholders.  Without limiting the generality of the foregoing, any such amendment may:

(a)

waive compliance with or modify any of the covenants herein contained or waive or modify performance of any of the obligations of the Parties or satisfaction of any of the conditions precedent set forth in Article 4 of this Agreement;

(b)

waive any inaccuracies or modify any representation contained herein or in any document to be delivered pursuant hereto; or

(c)

change the time for performance of any of the obligations, covenants or other acts of the Parties.

7.2

Termination

This Agreement may be terminated by the mutual agreement of the Parties, at any time without approval of Shareholders. This Agreement shall terminate without any further action by the Parties if the Closing Date shall not have occurred on or before March 31, 2008.

7.3

Exclusivity

None of the covenants of EPOD contained herein shall prevent the board of directors of EPOD from (i) responding as required by law to any unsolicited submission or proposal regarding any acquisition or disposition of its assets or assets of any of its Subsidiaries, or any unsolicited proposal to amalgamate, merge or effect an arrangement or any unsolicited acquisition proposal generally involving EPOD or any of its Subsidiaries, or (ii) make any disclosure to its Shareholders with respect thereto, which in the judgment of the board of directors of EPOD is required under applicable law.

ARTICLE 8
GENERAL

8.1

Notices

Any notice or other communication required or permitted to be given hereunder will be in writing and will be given by prepaid first-class mail, by facsimile or other means of electronic communication or by delivery as hereafter provided. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, will be deemed to have been received on the fourth Business Day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, will be deemed to have been received on the Business Day following the sending, or if delivered by hand will be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the addressee. Notice of change of address will also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications will be delivered by hand or sent by facsimile or other means of electronic communication and will be deemed to have been received in accordance with this Section. Notices and other communications will be addressed as follows:

(a)

in the case of EPOD to:

EPOD International Inc.
#5 – 215 Neave Court
Kelowna, B.C.
V1V 2L9
Fax:  (250) 491-4279
Attention:  Mike Matvieshen

(b)

in the case of B.C.Co:

0805047 B.C. Ltd.
#5 – 215 Neave Court
Kelowna, B.C.
V1V 2L9
Fax:  (250) 491-4279
Attention:  Mike Matvieshen

8.2

Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party to this Agreement. Upon any determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties to this Agreement will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the fullest extent possible.

8.3

Enurement

This Agreement will be binding upon and enure to the benefit of the parties to this Agreement and their respective successors and permitted assigns from time to time.

8.4

Assignment

This Agreement may not be assigned by any party to this Agreement without the prior written consent of each of the other parties.  Notwithstanding anything to the contrary contained herein, each party to this Agreement shall have the right, without being released, to transfer or assign this Agreement to any third party as security for any bona fide financing or as security for any guarantee granted by such transferor in respect of the obligations of its affiliates to such third party for any bona fide financing.

8.5

Governing Law

This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.  Each of the parties to this Agreement agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of British Columbia, waives any objection which it may have now or later to the venue of that action or proceeding, irrevocably submits to the non-exclusive jurisdiction of those courts in that action or proceeding and agrees to be bound by any judgement of those courts.

8.7

Time of Essence

Time is of the essence in respect of this Agreement.

8.8

Entire Agreement

This Agreement, the Asset Purchase Agreement, the Share Exchange Agreements and the other agreements contemplated hereby and thereby constitute the entire agreement between the parties to this Agreement pertaining to the subject matter hereof.  There are no warranties, conditions, or representations (including any that may be implied by statute) and there are no agreements in connection with such subject matter except as specifically set forth or referred to in this Agreement or as otherwise set out in writing and delivered at Closing. No reliance is placed on any warranty, representation, opinion, advice or assertion of fact made by any party to this Agreement or its directors, officers, employees or agents, to any other party to this Agreement or its directors, officers, employees or agents, except to the extent that the same has been reduced to writing and included as a term of this Agreement. Accordingly, there will be no liability, either in tort or in contract, assessed in relation to any such warranty, representation, opinion, advice or assertion of fact, except to the extent aforesaid.

8.9

Counterparts

This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties to this Agreement adopt any signatures received by a receiving fax machine as original signatures of the parties to this Agreement.

8.10

Further Assurances

Each of the Parties hereto will promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party hereto may reasonably require from time to time for the purpose of giving effect to this Agreement and will use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Agreement.

8.11

Language

The parties to this Agreement confirm their express wish that this Agreement and all documents and agreements directly or indirectly relating thereto be drawn up in the English language. Les parties reconnaissent leur volonté express que la présente Entente ainsi que tous les documents et contrats s’y rattachant directement ou indirectement soient rédigés en anglais.

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

EPOD INTERNATIONAL INC.
Per:	“Michael Matvieshen”
Name: Title:

0805047 B.C. LTD.
Per:	"Michael Matvieshen"
Name: Title:

EXHIBIT 1

ASSET PURCHASE AGREEMENT

THIS AGREEMENT made as of and with effect from the ● day of ●, 2007

BETWEEN:

EPOD INTERNATIONAL INC., a corporation governed by the laws of the State of Nevada, (hereinafter referred to as “EPOD”)

AND:

0805047 B.C. LTD., a corporation existing under the laws of the Province of British Columbia, (hereinafter referred to as “B.C.Co”)

WHEREAS:

A.

Terms denoted with initial capital letters and used in these recitals, unless otherwise defined, have the meanings assigned to them in Section 1.01;

B.

EPOD and B.C.Co have entered into Reorganization Agreement to effect a reorganization of EPOD whereby the EPOD Shareholders will hold all of the issued and outstanding common shares of B.C.Co;

C.

This Asset Purchase Agreement forms part of the Reorganization and is attached as Exhibit 1 to the Reorganization Agreement;

D.

The Reorganization will be effected by a series of transactions, one of which is the sale of the Purchased Assets from EPOD to B.C.Co pursuant to the terms of this Asset Purchase Agreement; and

E.

Pursuant to the terms of the Reorganization Agreement, B.C.Co will issue [79,102,257 - or greater number as are equal to outstanding EPOD shares] common shares to EPOD to satisfy the Purchase Price.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for $1 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree as follows:

ARTICLE 1
INTERPRETATION

1.1

Definitions

Unless otherwise defined herein or unless the context otherwise requires, the following terms will have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined).

“Asset Purchase Transactions” means, collectively, (a) each of the distributions, transfers, conveyances, contributions, assignments and other transactions described and set forth in Schedule A attached hereto, and (b) such other distributions, transfers, conveyances, contributions, assignments and other transactions that may be required to be accomplished, effected or consummated by EPOD, B.C.Co or EPOD Subsidiaries in order to assign to B.C.Co, the Purchased Assets.

“Assumed Contracts” has the meaning ascribed to such term in Section 2.01(b) hereof.

“Assumed Debt Obligations” means those agreements referenced in Schedule B hereof.

“Assumed Liabilities” has the meaning ascribed to such term in Section 2.03 hereof.

“Books and Records” means all books, records, manuals, agreements and other materials (in any form or medium) including without limitation, all mortgages, licenses, indentures, contracts, financial data, customer lists, marketing materials and studies, advertising materials, price lists, correspondence, distribution lists, supplier lists, production data, sales and promotional materials and records, purchasing materials and records, personnel records, manufacturing and quality control records and procedures, blue prints, research and development files, records, data and laboratory books, accounts records, sales order files, litigation files, computer files, micro-fiche, tape recordings and photographs.

“Closing Date” has the meaning assigned thereto in the Reorganization Agreement.

“EPOD Group” means EPOD, EPOD Subsidiaries and any other corporations, partnerships, joint ventures, investments and other entities that represent equity investments of EPOD.

“EPOD Shareholders” means holders of shares of common stock, par value $0.0005, in the capital of EPOD.

“EPOD Subsidiaries” means the Subsidiaries of EPOD set forth in Schedule C hereto and all other Subsidiaries of EPOD other than B.C.Co.

“Excluded Contracts” has the meaning ascribed to such term in Section 2.02 hereof.

“Governmental Authority” means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

“Governmental Authorizations” means any authorization, approval, license, consent, quota or permit issued by any Governmental Authority.

“Intellectual Property” means all intellectual property of the EPOD Group, and all rights of EPOD therein, including, without limitation: (a) all patents, patent applications and other patent rights, including divisional and continuation patents; (b) all registered and unregistered trade-marks, service marks, logos, slogans, corporate names, business names and other indicia of origin, and all applications and registrations therefore, including any and all uses of the name “EPOD”; (c) registered and unregistered copyrights and mask works, including all copyright in and to computer software programs, and applications and registrations of such copyright; (d) internet domain names, applications and reservations for internet domain names, uniform resource locators and the corresponding internet sites; (e) industrial designs; (f) trade secrets and proprietary information not otherwise listed in (a) through (d) above, including, without limitation, all inventions (whether or not patentable), invention disclosures, moral and economic rights of authors and inventors (however denominated), confidential information, technical data, customer lists, corporate and business names, trade names, trade dress, brand names, know-how, show-how, mask works, circuit topography, formulae, methods (whether or not patentable), designs, processes, procedures, technology, business methods, source codes, object codes, computer software programs (in either source code or object code form), databases, data collections and other proprietary information or material of any type, and all derivatives, improvements and refinements thereof, howsoever recorded or unrecorded.

“Law” means all laws, statutes and ordinances and all regulations, rules and other pronouncements of Governmental Authorities having the effect of law of the United States, any foreign country, or any domestic or foreign state, province, commonwealth, city, country, municipality, territory, protectorate, possession or similar instrumentality, or any Governmental Authority thereof.

“Liabilities” means any and all debts, liabilities, obligations, responsibilities, response actions, losses, damages (whether compensatory, punitive or treble), fines, penalties and sanctions, absolute or contingent, matured or unmatured, liquidated or unliquidated, foreseen or unforeseen, joint, several or individual, asserted or unasserted, accrued or unaccrued, known or unknown, whenever arising, including, without limitation, those arising under or in connection with any Law, action, threatened action, order or consent decree of any Governmental Authority or any award of any arbitration tribunal, and those arising under any contract, guarantee, commitment or undertaking, whether sought to be imposed by a Governmental Authority, private party, or party to this Agreement, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, or otherwise, and including any costs, expenses, interest, attorneys’ fees, disbursements and expense of counsel, expert and consulting fees and costs related thereto or to the investigation or defense thereof.

“NGCL” means the Nevada general corporation law, as represented by the Nevada Revised Statutes, Chapter 78.

“Purchase Price” means $1.00, plus the assumption of all of the Assumed Liabilities.

“Purchased Assets” has the meaning set forth in Section 2.01.

“Reorganization” means the reorganization of EPOD set forth in the Reorganization Agreement.

“Reorganization Agreement” means the reorganization agreement dated November 16, 2007, among EPOD and B.C.Co, to which this Asset Purchase Agreement is attached as Exhibit 1, pursuant to which such parties have proposed to implement the Reorganization, including any amendments thereto.

“Subsidiary” means, with respect to any Person:

(i)

any corporation of which at least a majority in interest of the outstanding voting stock (having by the terms thereof voting power under ordinary circumstances to elect a majority of the directors of such corporation, irrespective of whether or not as the lime stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of a contingency) is at the time, directly or indirectly, owned or controlled by such Person or by such Person and one or more of its Subsidiaries; or

(ii)

any noncorporate entity in which assets Person or such Person and one or more Subsidiaries of such Person either (a) directly or indirectly, as of the date of determination thereof, has at least a majority ownership interest, or (b) as of the date of determination is a general partner or an entity performing similar functions (e.g., manager of a Limited Liability Company on trustee of: trust).

“Tax” or “Taxes” means any income, gross income, gross receipts, profits, capital stock, franchise, withholding, payroll, social security, workers compensation, unemployment, disability, property, ad valorem, stamp, excise, occupation, services, sales, use, license, lease, transfer, import, export, value added, alternative minimum, estimated or other similar tax (including any fee, assessment or other charge in the nature of or in lieu of any tax) imposed by any Governmental Authority, and any interest, penalties, additions to tax, or additional amounts in respect of the foregoing.

“Transferred Employees” means those employees and independent consultants of EPOD identified in Schedule D who have agreed to terminate their employment or consulting agreement, as applicable, with EPOD and concurrently enter into a new employment or consulting agreement with B.C.Co.

ARTICLE 2
INTERPRETATION

2.1

Purchase and Sale of the Purchased Assets

Upon the terms and subject to the conditions set out in this Agreement EPOD hereby sells, conveys, assigns, transfers and delivers to B.C.Co, and B.C.Co hereby purchases, acquires and accepts from EPOD all of EPOD’s right, title and interest in and to all of the properties, assets and rights of every kind and description, whether accrued, contingent or otherwise, of EPOD (other than the Excluded Assets) (which shall be collectively referred to herein as the “Purchased Assets”).  The Purchased Assets shall include, without limitation, all of EPOD’s right, title and interest in and to the following (except to the extent that they constitute Excluded Assets):

(a)

all Intellectual Property owned or licensed by EPOD, as set out in Schedule E;

(b)

all Contracts (other than Excluded Contracts) to which EPOD is a party as set out in Schedule F (collectively, the “Assumed Contracts”);

(c)

the rights of EPOD in and to the real property leases, together with all fixtures and other improvements thereon, including the real property leases described in Schedule G;

(d)

all cash and cash equivalents;

(e)

all accounts receivable;

(f)

the capital stock of each of EPOD Subsidiaries;

(g)

the Assumed Debt Obligations;

(h)

all Books and Records used in or relating to the carrying on of the business of EPOD;

(i)

all software of EPOD used in or relating to the carrying on of the business of EPOD;

(j)

all Governmental Authorizations of the EPOD Group including the Governmental Authorizations set out in Schedule H;

(k)

all tangible personal property owned or leased by EPOD, including without limitation the equipment and vehicles identified in Schedule I;

(l)

all marketing materials of the EPOD Group;

(m)

all prepaid items and advance payments including, without limitation, credits, charges and prepaid expenses of EPOD used in or relating to the carrying on of its business and all loans and other advances owing by each Transferred Employee to EPOD;

(n)

all amounts owing to EPOD from Subsidiaries or related parties of EPOD;

(o)

all cash, security deposits and earned deposits placed with EPOD for the performance of any Assumed Contract or agreement which otherwise constitutes a portion of the Purchased Assets; and

(p)

all goodwill.

The parties agree to effect the sale and conveyance of the Purchased Assets by completing the Asset Purchase Transactions.

2.2

Excluded Assets

Notwithstanding Section 2.1, all of EPOD’s right, title and interest in and to the following properties, assets and rights (collectively, the “Excluded Assets”) shall be excluded from the Purchased Assets and shall not be included in the definition thereof:

(a)

all Contracts set out on Schedule J (the “Excluded Contracts”); and

(b)

all refunds or credits of Taxes due to EPOD by reason of their ownership of the Purchased Assets to the extent attributable to any time or period ending on or prior to the date hereof.

2.3

Assumption of Liabilities

B.C.Co hereby assumes, and is solely and exclusively liable for, and shall pay and perform and discharge when due, all Liabilities of EPOD, except the Excluded Liabilities (collectively, the “Assumed Liabilities”), including the following:

(a)

Subject to Section 2.4, all Liabilities of any kind relating to the Purchased Assets or the Transferred Employees (except as set forth in the remainder of the clauses in this Section 2.3);

(b)

Subject to Section 2.4, all Liabilities arising out of, relating to or with respect to the employment or performance of services, or termination of employment or services by EPOD, of any Transferred Employees to the extent (and only to the extent) provided by Article III;

(c)

all Liabilities of EPOD under the Assumed Contracts;

(d)

all Liabilities arising pursuant to the Assumed Debt Obligations; and

(e)

accounts payable relating to the Purchased Assets and conduct of the business of EPOD incurred and processed in the ordinary course of the business existing at or arising after the date hereof, whether or not an invoice therefore has been received or such accounts payable has been recorded in the Books and Records.

2.4

Excluded Liabilities

Notwithstanding anything in this Agreement to the contrary, B.C.Co shall not assume, and shall be deemed not to have assumed, the following Liabilities (collectively, the “Excluded Liabilities”):

(a)

all income taxes payable by EPOD, and non-income Taxes payable or collectible or remittable with respect to any taxable years or other taxable periods that end on or before the Closing Date and, with respect to any taxable year or other period beginning on or before and ending after the Closing Date, the portion of such taxable year or period ending on and including the Closing Date

(b)

any Liability relating to or arising out of any Excluded Asset;

(c)

any Liability relating to any non-Transferred Employee arising on or prior to the Closing Date; and

(d)

with respect to Transferred Employees, (i) any Liabilities providing for the payment of retention bonuses (or similar payments) to any Transferred Employees, (ii) any Liabilities arising out of workers’ compensation claims duly filed prior to the date hereof by or on behalf of any Transferred Employee, and (iii) any Liabilities providing for payments (such as change of control payments or other similar payments) to any Transferred Employees as a result of the transactions contemplated by this Agreement.

2.5

Non-Assignable Rights

Nothing in this Agreement shall be construed as an assignment of, or an attempt to assign to B.C.Co, any contract or Governmental Authorization which, as a matter of Law or by its terms, is (i) not assignable, or (ii) an assignment which would contravene any Law (collectively, “Non-Assignable Rights”).  In connection with such Non-Assignable Rights EPOD shall, at the request of B.C.Co:

(a)

apply for and use all commercially reasonable efforts to obtain all consents or approvals contemplated by such contracts or Governmental Authorizations, in a form satisfactory to B.C.Co acting reasonably, provided that nothing herein shall require EPOD to make any payment or give any guarantee or other financial contribution to any other party of the contracts or to any Governmental Authority or to institute or threaten any legal or other proceedings against any Person;

(b)

co-operate with B.C.Co at B.C.Co’s expense in any reasonable and lawful arrangements designed to provide the benefits of such Non-Assignable Rights to B.C.Co, including without limitation, holding any such Non-Assignable Rights in trust for B.C.Co, acting as agent for B.C.Co, sub-contracting, sub-licensing or sub-leasing;

(c)

at the expense and risk of B.C.Co, enforce any rights of EPOD arising from such Non-Assignable Rights against the issuer thereof or the other party or parties thereto;

(d)

take all such actions and do, or cause to be done, all such things at the request and expense of B.C.Co as shall be reasonably necessary and proper in order that the value of any Non-Assignable Rights shall be preserved and shall enure to the benefit of B.C.Co; and

(e)

pay over to B.C.Co all monies collected or paid to EPOD in respect of such Non-Assignable Rights within three (3) Business Days following receipt thereof by EPOD.

2.6

Payment for Purchased Assets

The parties hereto hereby agree to discharge the Purchase Price as follows:

(a)

B.C.Co acknowledges and agrees to discharge the Purchase Price by issuing [79,102,257 - or such greater number as is equal to outstanding EPOD shares] B.C.Co Shares to EPOD at a deemed price of $● per Share; and

(b)

EPOD hereby consents to the receipt of the Purchase Price from B.C.Co in the form of [79,102,257 - or such greater number as is equal to outstanding EPOD shares] B.C.Co Shares.

ARTICLE 3
EMPLOYMENT MATTERS

3.1

Offer to Employ

(a)

Concurrently with EPOD delivering a notice of termination to the Transferred Employees, B.C.Co will offer employment to the Transferred Employees.

(b)

EPOD agrees to (i) use reasonable efforts to cooperate with B.C.Co in B.C.Co’s recruitment of the Transferred Employees; (ii) assign to B.C.Co any written employment or non-competition agreement with any Transferred Employee; and (iii) provide to each Transferred Employee any notice (which notice shall be reasonably acceptable to B.C.Co) required under any Laws in respect of such termination.

(c)

B.C.Co agrees that it will make offers of employment to Transferred Employees in good faith, concurrently with EPOD’s delivery of notices of termination to the Transferred Employees and will provide to such Transferred Employees salary and monetary benefits at the same level in the aggregate as such Transferred Employees received under the terms of their employment or contractor agreements with EPOD.  Other than pursuant to the immediately preceding sentence, nothing in this Agreement shall be construed to (i) obligate B.C.Co or any of its Affiliates to continue in effect for any specific period of time after the Closing Date any benefit program, plan or arrangement for the Transferred Employees, or (ii) restrict B.C.Co or any of its Affiliates from amending, modifying or terminating any benefit program, plan or arrangement under which the Transferred Employees become eligible as of the Closing Date.  Nothing herein shall be construed as an offer of employment on other than an employee-at-will basis.  EPOD shall make all reasonable efforts to assist B.C.Co in transferring all Transferred Employees, and EPOD will not take any action that would impede, hinder, interfere or otherwise compete with B.C.Co’s effort to hire any Transferred Employees.

ARTICLE 4
MISCELLANEOUS

4.1

Enurement

This Agreement and the Releases contemplated hereby shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.2

Governing Law

This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.  Each of the parties to this Agreement agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of British Columbia, waives any objection which it may have now or later to the venue of that action or proceeding, irrevocably submits to the non-exclusive jurisdiction of those courts in that action or proceeding and agrees to be bound by any judgement of those courts.

4.3

No Waiver

No waiver of any provision of this Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar.  No waiver shall be binding unless executed in writing by the party making the waiver.

4.4

Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party to this Agreement. Upon any determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties to this Agreement will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the fullest extent possible.

4.5

Further Assurances

Each of the Parties hereto will promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party hereto may reasonably require from time to time for the purpose of giving effect to this Agreement and will use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Agreement.

4.6

Counterparts

This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.  Such counterparts may be delivered by facsimile transmission. Any and all such counterparts shall, notwithstanding the actual date of execution, be deemed to be dated the day and year written at the top of page one hereof.

4.7

Language

The parties to this Agreement confirm their express wish that this Agreement and all documents and agreements directly or indirectly relating thereto be drawn up in the English language. Les parties reconnaissent leur volonté express que la présente Entente ainsi que tous les documents et contrats s’y rattachant directement ou indirectement soient rédigés en anglais.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date and year first above written.

EPOD INTERNATIONAL INC.
Per:
Name: Title:

0805047 B.C. LTD.
Per:
Name: Title:

EXHIBIT 2

CONVERTIBLE SECURITIES

Warrants

Name of Subscriber	No. of Warrant Shares	Price Per Warrant Share	Exercise Period
Stoni Business Solutions Inc.	150,000	$0.30	Up to September 27, 2009
Rene Dureault	413,000	$0.30	Up to September 27, 2009
Rene Dureault	50,000	$0.30	Up to September 27, 2009
Peter Lacey	500,000	$0.30	Up to September 27, 2009
Timberwolf Technologies Inc.	150,000	$0.30	Up to September 27, 2009
JL Legacy Ltd.	250,000	$0.30	Up to September 27, 2009
0727507 B.C. Ltd.	400,000	$0.30	Up to September 27, 2009
LB(Swiss) Private Bank Ltd.	150,000	$0.30	Up to September 27, 2009
Michael Matvieshen	213,000	$0.30	Up to September 27, 2009
Rene Dureault	1,000,000	$0.30	Up to September 27, 2009
Heather Lane	20,000	$0.30	Up to September 27, 2009
Robert Lacey	20,000	$0.30	Up to October 17, 2009
Nicole Jackson	1,000	$0.30	Up to October 17, 2009
Leithal Holdings Ltd.	57,000	$0.30	Up to October 17, 2009
Sherilyn Given	5,000	$0.30	Up to October 17, 2009
Brent Bannister	10,000	$0.30	Up to October 17, 2009
Maximum Sports & Ent Ltd.	20,000	$0.30	Up to October 17, 2009
Peter Lacey	1,000,000	$0.30	Up to June 5, 2009

Convertible Debentures

Name of Debenture Holder	Debenture Shares
Stoni Business Solutions Inc.	300,000
Rene Dureault	826,000
Rene Dureault	100,000
Peter Lacey	1,000,000
Timberwolf Technologies Inc.	300,000
JL Legacy Ltd.	500,000
0727507 B.C. Ltd.	800,000

Name of Debenture Holder	Debenture Shares
LB(Swiss) Private Bank Ltd.	300,000
Michael Matvieshen	426,000
Rene Dureault	2,000,000
Heather Lane	40,000
Robert Lacey	40,000
Nicole Jackson	2,000
Leithal Holdings Ltd.	114,000
Sherilyn Given	10,000
Brent Bannister	20,000
Maximum Sports & Ent Ltd.	40,000

EXHIBIT 3

LIST OF EPOD EXCHANGING SHAREHOLDERS

Name	Total Shares
531682 BC Ltd.	3,593,670
Wayne Wadly	120,000
Timberwolf Technologies Inc.	2,000,000
Peter Lacey & Affiliates	17,164,250
Michael Matvieshen	30,116,248
Douglas Sereda	2,219,000
Peter Schriber	2,219,000
Dan McCormick	950,000
Shari Matvieshen	299,496
Franzi Tschurtschenthaler	22,126
Hans Schroth	333,000
Ruth Schroth	170,000
Joel Cohen	3,250,000
Rene Dureault	638,198
Marco Delgado	237,000
Denor Equipment Ltd.	625,000
Jamie Husch	488,500
Rory Husch	360,000
Timothy Sereda	187,687
Jennifer Kellogg	50,000
65,043,175

EXHIBIT 4

FORM OF SHARE EXCHANGE AGREEMENT

THIS AGREEMENT made as of the                day of November, 2007 is

BETWEEN:

0805047 B.C. Ltd., a corporation existing under the laws of the Province of British Columbia, (hereinafter referred to as “B.C.Co”)

- and -

● [Insert name and address of Shareholder]
(hereinafter referred to as “Shareholder”)

WHEREAS

A.

Shareholder holds ● common shares (the “EPOD Shares”) in the capital of EPOD International Inc. (“EPOD”).

B.

EPOD and B.C.Co have entered into a Reorganization Agreement dated ● , 2007 (the “Reorganization Agreement”) whereby EPOD will sell substantially all of its assets to B.C.Co and subsequently dissolve and liquidate its remaining assets.

C.

Immediately prior to the Reorganization, Shareholder has agreed to enter into this Share Exchange Agreement to exchange the EPOD Shares for ● common shares in the capital of B.C.Co (the “B.C.Co Shares”).

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties covenant and agree as follows.

AGREEMENTS

1.

Exchange of Shares.  Shareholder hereby transfers to B.C.Co the EPOD Shares in exchange for B.C.Co issuing to Shareholder, the B.C.Co Shares.

2.

Consideration.  As consideration for the transfer and exchange of the EPOD Shares, and in full satisfaction of the Exchange Price (as defined below), B.C.Co agrees to issue to Shareholder the B.C.Co Shares.

3.

Exchange Price.  The exchange price (the “Exchange Price”) payable to Shareholder for the EPOD Shares shall be equal to the fair market value of the EPOD Shares.

4.

Section 85 of the Income Tax Act.  B.C.Co and Shareholder agree that such exchange of shares is pursuant to subsection 85(1) of the Income Tax Act (Canada).

5.

Price Adjustment.  B.C.Co and Shareholder covenant and agree that if the Minister of National Revenue or any other competent authority at any time proposes to issue or issues any assessment or assessments that would impose or imposes any liability for tax of any nature or kind on any of the parties hereto or on any other person on the basis that the aggregate fair market value of the EPOD Shares exchanged and transferred by Shareholder is greater or less than the fair market value of the B.C.Co Shares issued to Shareholder pursuant to Section 1 hereof (the “Stipulated Consideration”), and in the event that the parties, or a competent tribunal finally adjudges that the aggregate fair market value of the EPOD Shares is a greater or lesser amount than the Stipulated Consideration, then B.C.Co and Shareholder covenant and agree that a price adjustment shall be made to the Stipulated Consideration, without affecting the number of B.C.Co Shares to be allotted and issued to Shareholder under this Agreement.

6.

B.C.Co Representations.  B.C.Co represents and warrants that this Agreement constitutes a valid and binding obligation of B.C.Co enforceable in accordance with its terms.

7.

Shareholder Representations.  Shareholder represents, warrants and acknowledges, as at the date hereof and as at the Closing (as defined below), as follows:

(a)

Shareholder is the legal and beneficial owner of the EPOD Shares, with good and marketable title thereto, free and clear of any encumbrances and no person has an option or similar right or right of first refusal or any other right to acquire the EPOD Shares; and

(b)

Shareholder is not a party to any agreement, including any shareholders agreement, restricting or governing the use or disposition of the EPOD Shares.

(c)

Shareholder is (or is deemed to be) exchanging the EPOD Shares for B.C.Co. Shares as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the B.C.Co Shares, it is resident in or otherwise subject to applicable securities laws of the jurisdiction set forth next to their name on the first page hereof and it fully complies with one or more of the criteria set forth below:

(i)

Accredited Investor. it is resident in or otherwise subject to securities laws of Canada and it is an “accredited investor”, as such term is defined in National Instrument 45-106 - Prospectus and Registration Exemptions (“NI 45-106”), it was not created or used solely to obtain or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” in NI 45-106, and it has concurrently executed and delivered a Representation Letter in the form attached as Schedule “A” to this Agreement and has placed a check mark in Appendix “1” to Schedule “A” thereto indicating that Shareholder satisfies one of the categories of “accredited investor” set forth in such definition; or

(ii)

Friends Family Business Associate. it is resident in or otherwise subject to securities laws of Canada, is exchanging EPOD Shares for B.C.Co Shares as principal and it is an and has concurrently executed and delivered a Representation Letter in the form attached as Schedule “A” to this Agreement and has placed a check mark in Appendix “2” of Schedule “A” indicating that Shareholder satisfies one of the categories of “Family, Friends and Business Associates”;

(iii)

Minimum Subscription Price of $150,000. it is resident in or otherwise subject to securities laws of Canada and it has an aggregate acquisition cost for the B.C.Co Shares of not less than $150,000 and it was not created or used solely to obtain or hold securities in reliance on this exemption from the registration and prospectus requirements of applicable securities laws;

8.

Closing.  The parties will hold a closing (the “Closing”) concurrent with the Closing pursuant to the Reorganization Agreement, whereby the parties will provide the following:

(a)

B.C.Co Deliveries.  At the Closing, B.C.Co will deliver to Shareholder a certificate representing the B.C.Co Shares; and

(b)

Shareholder Deliveries.  At the Closing, Shareholder will deliver to B.C.Co, a completed and executed copy of Schedule “A” (including Appendix 1 or 2 if applicable), a Share Certificate representing the EPOD Shares, duly endorsed for transfer to or to the written order of B.C.Co, or an affidavit of loss of such share certificate, an instrument of transfer of the EPOD Shares and such other documents as B.C.Co reasonably requires.

9.

Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the exchange of the EPOD Shares and supersedes all previous communications, representations and agreements (whether verbal or written) between the parties with respect thereto.

10.

Successors and Assigns.  This Agreement is binding upon and shall enure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors and administrators, as applicable.

11.

Notices and Payments. Any notice, writing or future payment required or permitted to be given under this Agreement or for the purpose of this Agreement (a "Notice") shall be in writing and shall be sufficiently given if delivered by hand, or if transmitted by facsimile (except future payments which must be delivered and not by mail):

in the case of a Notice to B.C.Co at:

0805047 B.C. Ltd.
#5 – 215 Neave Court
Kelowna, B.C.  V1V 2L9
Attention:  Mike Matvieshen

With a copy to:

Goodmans
Suite 1900, 355 Burrard Street
Vancouver, B.C.  V6C 2G8
Attention:  David Redford

in the case of Notice to Shareholder at the address set forth on the first page of this Agreement;

or at such other address as the party to whom such Notice is to be given shall have last notified the party giving the same in the manner provided in this Section. Any Notice delivered to the party to whom it is addressed as provided above shall be deemed to have been given and received on the day it is so delivered at such address, provided that if such day is not a business day then the Notice shall be deemed to have been given and received on the next business day. Any Notice transmitted by facsimile shall be deemed given and received on the first business day after its transmission.

12.

Execution in Counterparts.  This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.  Such counterparts may be delivered by facsimile transmission. Any and all such counterparts shall, notwithstanding the actual date of execution, be deemed to be dated the day and year written at the top of page one hereof.

13.

Further Acts.  Each party will execute and deliver all such further documents and instruments and do all such further acts and things as may be reasonably required to carry out the full meaning and intent of this Agreement.

14.

Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the federal laws of Canada applicable thereto, and each party hereby irrevocably attorns to the courts of the Province of British Columbia for such purposes.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

SIGNED, SEALED AND DELIVERED by	)
● in the presence of:	)
)
)
)
Witness Signature	)
	)	●
)
Print Name	)

0805047 B.C. Ltd.

Per:

Authorized Signatory

SCHEDULE “A”

REPRESENTATION LETTER

TO:

0805047 B.C. Ltd. (the “Company”)

In connection with the exchange of EPOD Shares for B.C.Co. Shares by the undersigned, the undersigned (on its own behalf and, if applicable, on behalf of any beneficial holder for whom it is acting as agent or trustee) hereby represents, warrants, covenants and certifies to the Company that:

1.

The Shareholder is:

(a)

an “accredited investor” within the meaning of NI 45-106 entitled “Prospectus and Registration Exemptions” by virtue of satisfying the indicated criterion as set out in Appendix “1” to this Representation Letter and is exchanging the EPOD Shares for B.C.Co. Shares as principal or is a Financial Institution or Portfolio Manager (as each of such terms is defined below) exchanging the EPOD Shares for B.C.Co Shares as an agent or trustee on behalf of a fully managed account (as defined below); or

(b)

a “family, friend or business associate” within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in Appendix “2” to this Representation Letter and is exchanging the EPOD Shares for B.C.Co. Shares as principal for its own account and not for the benefit of another.

2.

The above representations, warranties and covenants will be true and correct as of the execution of this Agreement and as of the Closing.

4

The foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining the Shareholder’s suitability as a party to exchange the EPOD Shares for B.C.Co. Shares and the undersigned agrees to indemnify the Company and its directors and officers against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon.

Dated: __________________________

____________________________________
Print name:

By: ____________________________
Signature
____________________________
Title

IMPORTANT:
PLEASE INITIAL APPENDIX “1” IF YOU ARE AN ACCREDITED INVESTOR OR APPENDIX “2” IF YOU ARE A FAMILY, FRIEND OR BUSINESS ASSOCIATE

APPENDIX “1”

CERTIFICATE OF ACCREDITED INVESTOR

TO:

0805047 B.C. Ltd. (the “Company”)

In connection with the proposed exchange of EPOD Shares for B.C.Co Shares, the undersigned represents and warrants that the undersigned has read the following definitions of an “accredited investor” (from NI 45-106) and certifies that the undersigned is: (a) exchanging the EPOD Shares for B.C.Co Shares as principal for its own account and not for the benefit of another and is an accredited investor as indicated below [check one or more, as applicable] or, (b) exchanging the EPOD Shares for B.C.Co Shares as agent or trustee for a disclosed beneficial holder, each such beneficial holder is exchanging EPOD Shares for B.C.Co. Shares as principal for its own account and not for the benefit of another and each such beneficial holder is an accredited investor as indicated below [check one or more, as applicable]:

(a)

☐ a Canadian financial institution (meaning a bank, loan corporation, trust company, insurance company, treasury branch, credit union or caisse populaire authorized to carry on business in Canada or a province or territory of Canada), or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

(b)

☐ the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

(c)

☐ a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(d)

☐ a person registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(e)

☐ an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph (d);

(f)

☐ the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada;

(g)

☐ a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montreal or an intermunicipal management board in Quebec;

(h)

☐ any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

(i)

☐ a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

(j)

☐ an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

(k)

☐ an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

(l)

☐ an individual who, either alone or with a spouse, has net assets of least $5,000,000;

(m)

☐ a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

(n)

☐ an investment fund that distributes or has distributed its securities only to

(i)

a person that is or was an accredited investor at the time of the distribution,

(ii)

a person that acquires or acquired, as principal and paid for in cash, securities in the same issuer with an acquisition cost of not less than $150,000, and any subsequent trade in those securities, provided that the net asset value of those securities is not less than $150,000, or

(iii)

a person described in paragraph (i) or (ii) that acquires or acquired securities of the same class or same issue in the capital of the investment fund by virtue of reinvestment of dividends or distributions out of capital, surplus or earnings of the investment fund;

(o)

☐ an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

(p)

☐ a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q)

☐ a person acting on behalf of a fully managed account managed by that person, if that person

(i)

is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)

in Ontario, is purchasing a security that is not a security of an investment fund;

(r)

☐  a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

(s)

☐ an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) and paragraph (j) in form and function;

(t)

☐ a person or company in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors;

(u)

☐ an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

(v)

☐ a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

(i)

an accredited investor, or

(ii)

an exempt purchaser in Alberta or British Columbia after this Instrument comes into force.

For the purposes of this certificate, the following definitions apply:

“financial assets” means cash and securities;

“fully managed account” means an account for which a person or company makes the investment decisions if that person or company has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC;

“mutual fund” includes an issuer of a security that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the security;

“non-redeemable investment fund” means an issuer

(a)

whose primary purpose is to invest money provided by its security holders,

(b)

that does not invest for the purpose of exercising effective control, seeking to exercise effective control or being actively involved in the management of the issuers in which it invests, other than mutual funds or other non-redeemable investment funds, and

(c)

that is not a mutual fund;

“person” or “company” has the meaning subscribed to that term in securities legislation;

“securities legislation” means securities legislation as such term is defined in National Instrument 14-101 – Definitions.

APPENDIX “2”

FAMILY, FRIENDS AND BUSINESS ASSOCIATES

In connection with the proposed exchange of EPOD Shares for B.C.Co Shares, the undersigned represents and warrants that they have read the following definitions of a “family, friend or business associate” (from NI 45-106) and certifies that the undersigned is:  (a) exchanging the EPOD Shares for B.C.Co Shares as principal for its own account and not for the benefit of another and is a friend family or business associate as indicated below; and (b) [check one or more, as applicable]:

i.      ☐ a director, executive officer or control person of the issuer, or of an affiliate of the issuer;

ii.    ☐ a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the issuer, or of an affiliate of the issuer;

iii.    ☐ a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the issuer, or of an affiliate of the issuer;

iv.   ☐ a close personal friend of a director, executive officer or control person of the issuer, or of an affiliate of the issuer;

v.    ☐ a close business associate of a director, executive officer or control person of the issuer, or of an affiliate of the issuer;

vi.   ☐ a founder of the issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the issuer;

vii.  ☐ a parent, grandparent, brother, sister or child of a spouse of a founder of the issuer;

viii. ☐ a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (a) to (g); or

ix.   ☐ a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (a) to (g).